EXHIBIT 10.1
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                                                             EXECUTION VERSION


                          MASTER REPURCHASE AGREEMENT


                                   Between:


                    Lehman Commercial Paper Inc., as Buyer


                                      and


                      Anthracite Capital, Inc., as Seller


                            Dated as of May 1, 2007


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                              TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SECTION 1.     APPLICABILITY...................................................1


SECTION 2.     DEFINITIONS.....................................................1


SECTION 3.     INITIATION; TERMINATION........................................20


SECTION 4.     MARGIN AMOUNT MAINTENANCE......................................26


SECTION 5.     INCOME PAYMENTS................................................26


SECTION 6.     REQUIREMENTS OF LAW............................................27


SECTION 7.     TAXES..........................................................28


SECTION 8.     SECURITY INTEREST; BUYER'S APPOINTMENT AS ATTORNEY-IN-FACT.....31


SECTION 9.     PAYMENT, TRANSFER AND CUSTODY..................................34


SECTION 10.    FEES...........................................................35


SECTION 11.    REPRESENTATIONS................................................35


SECTION 12.    COVENANTS......................................................40


SECTION 13.    EVENTS OF DEFAULT..............................................47


SECTION 14.    REMEDIES.......................................................49


SECTION 15.    INDEMNIFICATION AND EXPENSES; RECOURSE.........................52


SECTION 16.    SERVICING......................................................53


SECTION 17.    DUE DILIGENCE..................................................54


SECTION 18.    ASSIGNABILITY..................................................54


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SECTION 19.    TRANSFER AND MAINTENANCE OF REGISTER...........................55


SECTION 20.    HYPOTHECATION OR PLEDGE OF PURCHASED ASSETS....................56


SECTION 21.    TAX TREATMENT..................................................56


SECTION 22.    SET-OFF........................................................56


SECTION 23.    TERMINABILITY..................................................56


SECTION 24.    NOTICES AND OTHER COMMUNICATIONS...............................57


SECTION 25.    ENTIRE AGREEMENT; SEVERABILITY; SINGLE AGREEMENT...............57


SECTION 26.    GOVERNING LAW..................................................58


SECTION 27.    SUBMISSION TO JURISDICTION; WAIVERS............................58


SECTION 28.    NO WAIVERS, ETC................................................59


SECTION 29.    NETTING........................................................59


SECTION 30.    CONFIDENTIALITY................................................59


SECTION 31.    INTENT.........................................................60


SECTION 32.    DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS.............61


SECTION 33.    AUTHORIZATIONS.................................................61


SECTION 34.    RESERVED.......................................................61


SECTION 35.    MISCELLANEOUS..................................................61


SECTION 36.    GENERAL INTERPRETIVE PRINCIPLES................................62


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                                   EXHIBITS

   SCHEDULE 1        Representations and Warranties Re:  Purchased Assets

   SCHEDULE 2        Existing Indebtedness

   SCHEDULE 3        UCC Filing Jurisdiction

   SCHEDULE 4        Authorized Representatives

   SCHEDULE 5        Responsible Officers



   EXHIBIT A         Form of Opinion Letter

   EXHIBIT B         Form of Control Agreement

   EXHIBIT C         Purchased Asset Schedule Fields

   EXHIBIT D         Eligible Asset Documents

   EXHIBIT E         Underwriting Guidelines

   EXHIBIT F         Seller's Officer's Certificate

   EXHIBIT G         Form of Servicer Notice

   EXHIBIT H         Form of Section 7 Certificate

   EXHIBIT I         Reserved

   EXHIBIT J         Reserved

   EXHIBIT K         Form of Purchase Confirmation

   EXHIBIT L         Form of Transaction Request

   EXHIBIT M         Form of Servicing Report


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                          MASTER REPURCHASE AGREEMENT

         This is a MASTER REPURCHASE AGREEMENT, dated as of May 1, 2007, between ANTHRACITE CAPITAL, INC., a Maryland corporation (the "Seller") and LEHMAN COMMERCIAL PAPER INC., a New York corporation (the "Buyer").

SECTION 1. APPLICABILITY

         From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Buyer Purchased Assets (as hereinafter defined) against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Purchased Assets at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Repurchase Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder.

SECTION 2. DEFINITIONS

         As used herein, the following terms shall have the following meanings (all terms defined in this Section 2 or in other provisions of this Repurchase Agreement in the singular to have the same meanings when used in the plural and vice versa)

         "1934 Act" shall have the meaning set forth in Section 32 hereof.

         "Accepted Servicing Practices" shall mean, with respect to any Purchased Asset, those mortgage servicing practices of prudent mortgage lending institutions which service assets of the same type as such Purchased Asset in the jurisdiction where the related Mortgaged Property or underlying asset is located.

         "Additional Purchased Assets" shall mean Eligible Assets or cash provided by the Seller to Buyer or its designee pursuant to Section 4 of this Repurchase Agreement.

         "Adjusted Net Income" shall mean for any period the Net Income of the Seller and its Subsidiaries determined on a cash basis for such period without recognizing any trading portfolio gains or losses in general, and specifically without giving effect to:

         (a) depreciation and amortization,

         (b) gains or losses that are classified as "extraordinary" in accordance with GAAP,

         (c) capital gains or losses on sales of real estate,

         (d) capital gains or losses with respect to the disposition of investments in marketable securities,

         (e) any provision/benefit for income taxes for such period,


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         (f) earnings from equity investments and unconsolidated joint ventures determined in accordance with GAAP,

         (g) losses attributable to the impairment of assets,

         (h) incentive fees paid in the form of the issuance of the Seller's common stock,

         (i) Cash Interest Expense,

         (j) income or expense attributable to the ineffectiveness of hedging transactions, and

         (k) interest accretions, whether in favor or against the Seller.

         Without limiting the foregoing, Net Income shall be determined before preferred stock dividends and shall include cash distributions from equity investments and unconsolidated joint ventures.

         "Affiliate" shall mean with respect to any Person, any "affiliate" of such Person, as such term is defined in the Bankruptcy Code.

         "Appraised Value" shall mean the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property or Underlying Mortgage Property, as applicable.

         "Asset File" shall mean the documents specified on Exhibit D, together with any additional documents and information required to be delivered to Buyer or its designee (including the Custodian) pursuant to this Repurchase Agreement.

         "Asset Value" shall have the meaning set forth in the Pricing Side Letter.

         "Assignment and Acceptance" shall have the meaning set forth in
Section 18 hereof.

         "Assignment of Leases" shall mean, with respect to any Mortgage, an assignment of leases thereunder, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the Underlying Mortgaged Property is located to reflect the assignment of leases.

         "Assignment of Mortgage" shall mean an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to Buyer.

         "Authorized Representative" shall mean, for the purposes of this Repurchase Agreement only, an agent or Responsible Officer of the Seller listed on Schedule 4 hereto, as such Schedule 4 may be amended from time to time.


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         "Available Purchase Price" shall mean the excess if any of the (a)
Maximum Purchase Price less (b) the sum of the (i) Purchase Price outstanding hereunder and (ii) the aggregate Advances (as defined in the Revolving Facility Agreement) (converted to US Dollars at the Buyer's Spot Rate of Exchange, as defined in the Revolving Facility Agreement) under the Revolving Facility Agreement.

         "Bailee" shall mean, with respect to each Table Funded Purchased Asset, the related title company or other settlement agent, in each case, approved in writing by the Buyer in its sole discretion.

         "Bailee Agreement" shall mean the Bailee Agreement among the Seller, the Buyer and the Bailee in the form of Exhibit 13 to the Custodial Agreement.

         "Bailee's Trust Receipt" shall mean a Trust Receipt in the form of Attachment 2 to the Bailee Agreement.

         "Bank" shall mean Wells Fargo Bank, N.A., in its capacity as bank with respect to the Control Agreement.

         "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

         "Basic Mortgage Asset Document" shall mean respect to (i) any Commercial Mortgage Loan, the original executed Mortgage Note and the original Assignment of Mortgage, (ii) any Mezzanine Loan, the original executed Mezzanine Loan note, the second mortgage and pledge agreement, the original stock certificates or other evidence of the pledged interests (if applicable) and the assignment of the foregoing, (iii) any Junior Interest, the original executed note and (iv) any CMBS Security, the original document evidencing such security.

         "Blackrock Management Agreement" shall mean the investment advisory agreement, dated as of the March 15, 2007, between Blackrock Financial Management, Inc. and Seller, as amended.

         "Blackrock Entities" shall mean Blackrock Financial Management, Inc. and any of its Subsidiaries or Affiliates (other than Seller).

         "Breakage Costs" has the meaning set forth in Section 4(d) hereof.

         "Bridge Loan" shall mean a Commercial Mortgage Loan which is a short-term, interim loan used to finance the cost of construction of improvements or building(s) on property.

         "Business Day" shall mean a day other than (i) a Saturday or Sunday,
(ii) any day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the State of New York or (iii) any day on which the New York Stock Exchange is closed.

         "Buyer" shall mean Lehman Commercial Paper Inc., its successors in interest and assigns and, with respect to Section 7, its participants.


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         "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Repurchase Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, and any and all warrants or options to purchase any of the foregoing.

         "Care Facility" shall mean a congregate care facility or assisted living facility, nursing home, hospice, hospital or other healthcare facility.

         "Cash" shall mean cash on deposit in the Collection Account or in any other account maintained by Seller with any depository institution.

         "Cash Equivalents" shall mean (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of Buyer or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause
(b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

         "Cash Interest Expense" shall mean for any period, total interest expense, both expensed and capitalized, of Seller and its Subsidiaries for such period with respect to all outstanding recourse Indebtedness of Seller and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letter of credit and bankers' acceptance financing and net costs under interest rate protection agreements), determined on a consolidated cash basis, for such period (determined on a consolidated cash basis), and net of any interest accretions, whether in favor or against, with respect to debt.


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         "Change of Control" shall mean the occurrence of any of the following events: (a) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the 1934 Act) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the 1934 Act), directly or indirectly, of a percentage of 20% or more of the total voting power of all classes of Capital Stock of Seller entitled to vote generally in the election of directors, (b) any event pursuant to which BlackRock Financial Management, Inc. shall cease to act as the external manager of Seller with exclusive responsibility for Seller's investment decision-making, or (c) the sale, transfer, or other disposition of all or substantially all of a Seller's assets (excluding any such action taken in connection with any securitization transaction).

         "Closed Asset" shall mean an asset as to which (a) the related note and any applicable security instrument have been delivered to the Seller and
(b) funds have been disbursed to the mortgagor, in each case, prior to the related Purchase Date.

         "Closing Data Tape" shall mean, with respect to any Transaction as of any Purchase Date, a computer tape or other electronic medium generated by Seller or any of its Affiliates and delivered to Buyer and Custodian, which provides, with respect to each Purchased Asset that is the subject of such Transaction, information responsive to the data fields acceptable to Buyer, as well as any and all new, modified or updated information with respect to such Purchased Asset that has been provided to Buyer prior to the applicable Purchase Date and as to which the Purchase Price or any other information set forth in the Purchase Confirmation for such Transaction has been based, in each case in a format that has previously been approved by Buyer and is otherwise acceptable to Buyer.

         "CMBS Security" shall mean a Security backed by Commercial Mortgage Loans.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collection Account" shall mean the account established by the Bank subject to an Control Agreement, into which all Income shall be deposited.

         "Commercial Mortgage Loan" shall mean a Mortgage Loan (a) secured by a first mortgage lien on an Office Building, a Retail property, a Hotel or Motel or other commercial or multifamily property, (b) with a Loan-to-Value Ratio of 90% or less and (c) as to which the representations and warranties in
Schedule 1(a) hereof are correct.

         "Commitment Fee" shall have the meaning set forth in the Pricing Side Letter.

         "Condo Conversion" shall mean a Multifamily which is secured by a Mortgaged Property that is in the process of being converted to and/or sold as condominium units in a condominium project.

         "Confidential Terms" shall have the meaning set forth in Section 30 hereof.

         "Construction" shall mean the construction of improvements or building(s) on property.


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         "Control Agreement" shall mean a letter agreement between the Seller, the Buyer, and the Bank substantially in the form of Exhibit B attached hereto, as the same may be amended from time to time.

         "Costs" shall have the meaning set forth in Section 15(a) hereof.

         "Custodial Agreement" shall mean that certain Custodial Agreement dated as of the date hereof, among Seller, Buyer and Custodian as the same may be amended from time to time.

         "Custodian" shall mean Wells Fargo Bank, N.A., or any successor thereto under the Custodial Agreement.

         "Debt Service Coverage Ratio" shall mean the ratio of Adjusted Net Income to Cash Interest Expense on recourse Indebtedness outstanding, it being understood that such determination shall be made on a cash basis.

         "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

         "Defaulting Party" shall have the meaning set forth in Section 29 hereof.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "Due Date" shall mean the day of the month on which the Monthly Payment is due on a Eligible Asset, exclusive of any days of grace.

         "Due Diligence Costs" shall have the meaning set forth in Section 17 hereof.

         "Due Diligence Review" shall mean the performance by Buyer of any or all of the reviews permitted under Section 17 hereof with respect to any or all of the Eligible Assets, as desired by the Buyer from time to time.

         "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 3(a) shall have been satisfied.

         "Eligible Asset" shall mean any Table Funded Purchased Asset, Commercial Mortgage Loan, Mezzanine Loan, Junior Interest or CMBS Security that, in each case, is acceptable to Buyer in its sole discretion, is a Closed Asset and conforms with the applicable representations and warranties on
Schedule 1.

         "Environmental Law" shall mean any federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or hazardous materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401


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


et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "Equity Proceeds" shall mean any proceeds received from any sale or issuance of Capital Stock.

         "ERISA" shall, with respect to any Person, mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.

         "ERISA Affiliate" shall, with respect to any Person, mean any Person which is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which such Person is a member, or (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which such Person is a member.

         "Escrow Payments" shall mean, with respect to any Eligible Asset, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         "Event of Default" shall have the meaning specified in Section 13 hereof.

         "Event of ERISA Termination" shall, with respect to the Seller, mean
(i) with respect to any Plan, a reportable event, as defined in Section 4043 of ERISA, as to which the PBGC has not by regulation waived the reporting of the occurrence of such event, or (ii) the withdrawal of the Seller or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by the Seller or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
Section 302(e) of ERISA, or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Seller or any ERISA Affiliate thereof to terminate any Plan, or (v) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or
Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Seller or any ERISA Affiliate thereof fails to timely provide security to the Plan in accordance with the provisions of said Sections, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by the Seller or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute


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grounds for the Seller or any ERISA Affiliate thereof to incur liability under
Title IV of ERISA or under Section 412(c)(11) of the Code with respect to any Plan.

         "Excluded Taxes" shall have the meaning specified in Section 7(e) hereof.

         "Exit Fee" shall have the meaning specified in the Pricing Side
Letter.

         "Expenses" shall mean all present and future expenses incurred by or on behalf of the Buyer in connection with this Repurchase Agreement or any of the other Facility Documents and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which expenses shall include the cost of title, lien, judgment and other record searches; attorneys' fees; and costs of preparing and recording any UCC financing statements or other filings necessary to perfect the security interest created hereby.

         "Extension Fee" shall have the meaning set forth in the Pricing Side Letter.

         "Facility Documents" shall mean the Servicing Agreement, the Servicer Notice, the Custodial Agreement, this Repurchase Agreement, and the Control Agreement.

         "Fannie Mae" shall mean Fannie Mae, or any successor thereto.

         "FDIA" shall have the meaning set forth in Section 31 hereof.

         "FDICIA" shall have the meaning set forth in Section 31 hereof.

         "Fidelity Insurance" shall mean, with respect to the Manager, insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Manager's regulators.

         "Financial Statements" shall mean the consolidated financial statements of the Seller prepared in accordance with GAAP for the year or other period then ended. Such financial statements will be audited, in the case of annual statements, by Deloitte & Touche USA, LLP or such other independent certified public accountants approved by the Buyer (which approval shall not be unreasonably withheld).

         "First Extension" shall mean the period of time from the date 60 days after the date hereof to the date 89 days ---------------- hereafter.

         "Fitch" shall mean Fitch Ratings, Inc., or any successor thereto.

         "Freddie Mac" shall mean Freddie Mac, or any successor thereto.

         "GAAP" shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include, without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.


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         "Governing Agreement" shall mean the agreement or agreements which govern the issuance and the payment of the Securities including without limitation a private placement memorandum or a prospectus.

         "Governmental Authority" shall mean any nation or government, any state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer of any of the foregoing (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing.

         "Ground Lease" shall mean a lease for all or any portion of the real property comprising the Mortgaged Property, the lessee's interest in which is held by the Mortgagor of the related Mortgage Loan.

         "Ground Lessee" shall mean the ground lessee under a Ground Lease.

         "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by Buyer. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

                  "Hotel" or "Motel" shall mean a real estate development owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational hotel or motel which is part of a national or regional chain or franchise (determined by the Buyer in its sole good faith discretion), including all land, amenities and improvements, with individual rooms principally for short-term rental to tenants occupying same.

         "Income" shall mean, with respect to any Purchased Asset at any time, any principal thereof then payable and all interest, dividends or other distributions payable thereon, excluding payments received with respect to any Mezzanine Loan which are designated for payment of senior debt and/or escrows required thereunder.

         "Indebtedness" shall mean, with respect to any Person, (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person);

(b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

         "Indemnified Party" shall have the meaning set forth in Section 15(a) hereof.

         "Industrial Property" shall mean a property owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational property, held partially or principally for lease to commercial tenants in connection with manufacturing, storage or distribution.

         "Initial Term" shall mean the period of time from the date hereof until the date 59 days hereafter.

                           "Insolvency Event" shall mean, for any Person:

         (a) that such Person or any Affiliate shall discontinue or abandon operation of its business; or

         (b) that such Person or any Affiliate shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or

         (c) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person or any Affiliate in an involuntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or any Affiliate, or for any substantial part of its property, or for the winding-up or liquidation of its affairs; or

         (d) the commencement by such Person or any Affiliate of a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or such Person's or any Affiliate's consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person, or for any substantial part of its property, or any general assignment for the benefit of creditors; or

         (e) that such Person or any Affiliate shall become insolvent; or

         (f) if such Person or any Affiliate is a corporation, such Person or any Affiliate, or any of their Subsidiaries, shall take any corporate action in furtherance of, or the action of which would result in any of the actions set forth in the preceding clause (a), (b), (c), (d) or (e).

         "Intangible Assets Value" shall mean the excess of the cost over book value of assets acquired, patents, trademarks, trade names, copyrights, franchises and other intangible assets (excluding in any event the value of any residual securities).

         "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Purchased Assets, any short sale of a US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by a Seller and an Affiliate of the Buyer, and acceptable to the Buyer.

         "Junior Interest" shall mean (a) a junior "B" participation interest or certificate in a Commercial Mortgage Loan or Mezzanine Loan or (b) a "B note" in an A/B structure of a Commercial Mortgage Loan or Mezzanine Loan, in each case with a Loan-to-Value Ratio of 90% or less and as to which the representations and warranties in Schedule 1(b) hereof are correct.

         "Late Payment Fee" shall mean the excess of the Price Differential paid as a result of its calculation at the Post-Default Rate over the Price Differential as would have been calculated at the Pricing Rate.

         "LIBOR Rate" shall mean, with respect to each day a Transaction is outstanding, the rate per annum equal to the rate appearing at page 5 of the Telerate Screen as one-month LIBOR on such date (and if such date is not a Business Day, the LIBOR Rate in effect on the Business Day immediately preceding such date), and if such rate shall not be so quoted, the rate per annum at which the Buyer or its Affiliate is offered dollar deposits at or about 10:00 a.m., New York City time, on such date, by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Transactions are then being conducted for delivery on such day for a period of one month and in an amount comparable to the amount of the Transactions outstanding on such day.

         "Lien" shall mean any lien, claim, charge, restriction, pledge, security interest, mortgage, deed of trust or other encumbrance.

         "Loan Security Agreement" shall mean as to any Purchased Asset, any contract, instrument or other document related to security for repayment thereof (other than in the case of a Mortgage Loan, the related Mortgage and Mortgage Note), executed by the obligor and/or others in connection with such Mortgage Loan, including without limitation, any security agreement, guaranty, title insurance policy, hazard insurance policy, chattel mortgage, letter of credit or certificate of deposit or other pledged accounts, and any other documents and records relating to any of the foregoing.

         "Loan-to-Value Ratio" or "LTV" shall mean with respect to any Eligible Asset, the ratio of the original outstanding principal amount of the Eligible Asset to the lesser of (a) the Appraised Value of the Mortgaged Property or Underlying Mortgage Property at origination or (b) if the Mortgaged Property or Underlying Mortgaged Property was purchased within 12 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property or Underlying Mortgage Property.

         "Manager" shall mean Blackrock Financial Management, Inc.

         "Margin Call" shall have the meaning specified in Section 4.

         "Margin Deficit" shall have the meaning specified in Section 4.

         "Market Value" shall mean, as of any date with respect to any Purchased Asset, the price at which such Eligible Asset could readily be sold as determined by the Buyer in its good faith discretion.

         "Material Adverse Effect" shall mean a material adverse effect on (a) any of the property, business, operations or financial condition of Seller and its consolidated Subsidiaries, taken as a whole, (b) the ability of Seller to perform its obligations under any of the Facility Documents to which it is a party, (c) the validity or enforceability of any of the Facility Documents or
(d) the rights and remedies of the Buyer under any of the Facility Documents.

         "Maximum Purchase Price" shall have the meaning set forth in the Pricing Side Letter.

         "Mezzanine Borrower" has the meaning set forth in paragraph 13 of
Schedule 1(c).

         "Mezzanine Collateral" shall mean the collateral pledged in respect of a Mezzanine Loan.

         "Mezzanine Loan" shall mean a loan (a)(i) secured by a second mortgage lien on commercial real property to an entity that directly owns such commercial real property or (ii) to an entity owning an interest in a special purpose entity that directly owns commercial real property and such loan is secured by a pledge of excess cash flow after first mortgage debt service or equity interests in the owner of such commercial real property (b) with a Loan-to-Value Ratio of 90% or less and (c) as to which the representations and warranties in Schedule 1(c) hereof are correct.

         "Mezzanine Loan Documents" shall mean the documentation governing a Mezzanine Loan.

         "Monthly Payment" shall mean the scheduled monthly payment of principal and interest on a Eligible Asset.

         "Moody's" shall mean Moody's Investor's Service, Inc. or any successors thereto.

         "Mortgage" shall mean each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a first or second lien on real property and other property and rights incidental thereto.

         "Mortgage Interest Rate" shall mean the rate of interest borne on a Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note.

         "Mortgage Loan" shall mean a Commercial Mortgage Loan or a Junior Interest in a Commercial Mortgage Loan.

         "Mortgage Note" shall mean the promissory note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

         "Mortgagor" shall mean the obligor or obligors on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.

         "Multiemployer Plan" shall mean, with respect to any Person, a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to (or required to be contributed to )by such Person or any ERISA Affiliate thereof on behalf of its employees and which is covered by Title IV of ERISA.

         "Multifamily" shall mean a Commercial Mortgage Loan secured by a first mortgage lien on a five-or-more family residential property, as to which the representations and warranties in Schedule 1(a) hereof are correct.

         "Net Income" shall mean for any period and for Seller and its consolidated Subsidiaries, the consolidated net income (or loss) of Seller and its consolidated Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Non-Excluded Taxes" shall have the meaning set forth in Section 7(a) hereof.

         "Non-Exempt Buyer" shall have the meaning set forth in Section 7(e) hereof.

         "Nondefaulting Party" shall have the meaning set forth in Section 29 hereof.

         "Non-Recourse Indebtedness" shall mean, with respect to any Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other customary exceptions to non-recourse provisions) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

         "Non-Performing Asset" shall mean (i) any Eligible Asset for which any payment of principal or interest is (or has been in the preceding 12 months) more than twenty-nine (29) days past due or the actual net cash flow from the underlying property is insufficient to pay debt service, (ii) any Eligible Asset with respect to which the related obligor is in bankruptcy or
(iii) any Eligible Asset (other than Securities) with respect to which the related Mortgaged Property is in foreclosure.

         "Obligations" shall mean (a) any amounts owed by the Seller to Buyer in connection with a Transaction hereunder, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and all other fees or expenses which are payable hereunder or under any of the Facility Documents;
(b) all other obligations or amounts owed to Buyer under the Guaranty and (c) all other obligations or amounts owed by the Seller to the Buyer or an Affiliate of Buyer under any other contract or agreement, in each case, whether such amounts or obligations owed are direct or indirect, absolute or contingent, matured or unmatured.

         "OFAC" shall have the meaning set forth in Section 11(y) hereof.

         "Office Building" shall mean a building owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational office building, including all land, amenities and improvements, with individual office space held principally for lease to commercial tenants and not principally for lease to recreational or residential tenants.

         "Organic Document" shall mean, relative to Seller, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements to which such party is a party applicable to any of its authorized shares of Capital Stock.

         "Other Taxes" shall have the meaning set forth in Section 7(b) hereof.

         "Payment Date" shall mean the first day of each month, or if such date is not a Business Day, the Business Day immediately preceding the last day of the month.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Periodic Advance Repurchase Payment" shall have the meaning specified in Section 5(a).

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

         "Physical Security" shall mean a Security issued in definitive form that are not registered on a Relevant System.

         "PML" shall have the meaning set forth in paragraph 22 of Schedule
1(a).

         "Plan" shall mean, with respect to the Seller, any employee benefit or similar plan that is or was at any time during the current year or immediately preceding five years established, maintained or contributed to by the Seller or any ERISA Affiliate thereof and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

         "Post-Default Rate" shall have the meaning set forth in the Pricing Side Letter.

         "Preliminary Data Tape" shall mean a preliminary version of the Closing Data Tape, which shall be attached to the Transaction Request.

         "Price Differential" shall mean, with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate (or, during the continuation of an Event of Default, by daily application of the Post-Default Rate) for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction).

         "Pricing Side Letter" shall mean that certain letter agreement among the Buyer and the Seller, dated as of the date hereof, as the same may be amended from time to time.

         "Pricing Rate" shall mean a rate per annum equal to the sum of (a) the LIBOR Rate plus (b) the Pricing Spread.

         "Pricing Spread" shall have the meaning set forth in the Pricing Side Letter.

         "Prohibited Person" shall have the meaning set forth in Section 11(y) hereof.

         "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Purchase Date" shall mean the date on which Purchased Assets are transferred by Seller to the Buyer or its designee.

         "Purchase Price" shall have the meaning set forth in the Pricing Side Letter.

         "Purchase Price Percentage" shall have the meaning set forth in the Pricing Side Letter.

         "Purchased Assets" shall mean the collective reference to Eligible Assets, together with the Repurchase Assets related to such Eligible Assets transferred by Seller to Buyer in a Transaction hereunder, listed on the related Closing Data Tape attached to the related Transaction Request.

         "Purchased Asset Schedule" shall mean with respect to any Transaction as of any date, a schedule in the form of Exhibit C attached hereto. The Purchased Asset Schedule shall be attached to each Trust Receipt.

         "Qualified Insurer" shall mean a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and acceptable under the Underwriting Guidelines.

         "Rated" shall mean the rating of an Eligible Asset by a Rating
Agency.

         "Rating Agency" shall mean any of S&P, Moody's or Fitch.

         "Records" shall mean all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller, Servicer or any other person or entity with respect to a Purchased Asset. Records shall include the Mortgage Notes, any Mortgages, the Asset Files, the credit files related to the Purchased Asset and any other instruments necessary to document or service a Mortgage Loan.

         "Register" shall have the meaning set forth in Section 19 hereof.

         "Regulations T, U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

         "REIT" shall mean a real estate investment trust, as defined in
Section 856 of the Code.

         "Relevant System" shall mean (a) The Depository Trust Corporation in New York, New York, or (b) such other applicable clearing organization or book-entry system located in the United States, in either case based upon the system pursuant to which the related Purchased Assets may be held in book-entry form.

         "REMIC" shall mean a real estate mortgage investment conduit, within the meaning of Section 860D(a) of the Code.

         "REMIC Provisions" shall mean provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .21, .22, .24, .26, .27 or .28 of PBGC Reg. ss. 4043.

         "Repurchase Agreement" shall mean this Master Repurchase Agreement between Buyer and the Seller, dated as of the date hereof as the same may be further amended, supplemented or otherwise modified in accordance with the terms hereof.

         "Repurchase Assets" shall have the meaning provided in Section 8 hereof.

         "Repurchase Date" shall mean the date on which the Seller is to repurchase the Purchased Assets subject to a Transaction from Buyer as specified in the related Purchase Confirmation, or if not so specified on a date requested pursuant to Section 3(d) or on the Termination Date, including any date determined by application of the provisions of Sections 3 or 14.

         "Repurchase Price" shall mean the price at which Purchased Assets are to be transferred from Buyer or its designee to the Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination.

         "Requirement of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, procedure or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" shall mean an officer of the Seller listed on
Schedule 5 hereto, as such Schedule 5 may be amended from time to time.

         "Retail" shall mean a property owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a full operational retail store, held principally for lease to a commercial retail tenant within a shopping center or mall and not principally for lease to recreational or residential tenants.

         "Revolving Facility Agreement" shall mean that certain Revolving Facility Agreement, among AHR Capital Limited, Anthracite Capital Inc. and Lehman Commercial Paper Inc., UK Branch, dated as of April 19, 2007, as amended from time to time.

         "S&P" shall mean Standard & Poor's Ratings Services, or any successor thereto.

         "SEC" shall have the meaning set forth in Section 32 hereof.

         "Second Extension" shall mean the period of time from the date 90 days after the date hereof to the date 120 days hereafter.

         "Section 4402" shall have the meaning set forth in Section 29 hereof.

         "Section 7 Certificate" shall have the meaning set forth in Section 7(e) hereof.

         "Security" shall mean CMBS Security and as to which the representations and warranties in Schedule 1(e) hereof are correct.

         "Seller" shall mean Anthracite Capital, Inc., or any successor in interest thereto.

         "Servicer" shall mean Midland Loan Services, Inc. or any successor or permitted assigns.

         "Servicer Notice" shall mean the notice acknowledged by the Servicer substantially in the form of Exhibit G hereto.

         "Servicing Agreement" shall mean any servicing agreement entered into among a Seller and a Servicer, as the same may be amended from time to time.

         "Servicing Report" shall mean a report remitted by the Servicer monthly, substantially in the form of Exhibit M hereto.

         "Single-Employer Plan" shall mean a single-employer plan as defined in Section 4001(a)(15) of ERISA which is subject to the provisions of Title IV of ERISA.

         "SIPA" shall have the meaning set forth in Section 32 hereof.

         "Subordinated Debt" shall mean Indebtedness of Seller which is (i) unsecured, (ii) no part of the principal of such Indebtedness is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date which is one year following the Termination Date and (iii) the payment of the principal of and interest on such Indebtedness and other obligations of Seller in respect of such Indebtedness are subordinated to the prior payment in full of the principal of and interest (including post-petition obligations) on the Transactions and all other obligations and liabilities of Seller to Buyer hereunder on terms and conditions approved in writing by Buyer and all other terms and conditions of which are satisfactory in form and substance to Buyer.

         "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity (other than an entity established solely to issue collateralized debt obligations) of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Table Funded Purchased Asset" shall mean a Purchased Asset which is sold to the Buyer (and held by a Bailee pursuant to a Bailee Agreement) simultaneously with the origination or acquisition thereof, which origination or acquisition, pursuant to the Seller's request, is financed with the Purchase Price and paid directly to a title company or other settlement agent, in each case, approved in writing by the Buyer in its sole discretion, for disbursement to the parties entitled thereto in connection with such origination or acquisition. A Purchased Asset shall cease to be a Table Funded Purchased Asset after the Custodian has delivered a Trust Receipt to the Buyer certifying its receipt of the Asset File therefor.

         "Table Funded Trust Receipt" shall mean a Trust Receipt in the form of Exhibit 12 to the Custodial Agreement.

         "Tangible Net Worth" shall mean, as of a particular date, (i) all amounts that would be included under stockholder's equity on a balance sheet of Seller and its consolidated Subsidiaries at such date, determined in accordance with GAAP, less (ii) the sum of (A) amounts owing to Seller and its consolidated Subsidiaries from Affiliates and (B) Intangible Assets Value of Seller and its consolidated Subsidiaries.

         "Taxes" shall have the meaning set forth in Section 7(a) hereof.

         "Termination Date" shall have the meaning set forth in the Pricing Side Letter.

         "Test Period" shall mean any period of three (3) consecutive months.

         "Third Party Servicer" shall mean any servicer of the Purchased Assets or a portion thereof, other than the Servicer who is the primary servicer and administrator of the Purchased Assets.

         "Transaction" shall have the meaning specified in Section 1.

         "Transaction Request" shall mean a request from the Seller to Buyer to enter into a Transaction, in the form attached as Exhibit L.

         "Trust Receipt" shall have the meaning set forth in the Custodial Agreement.

         "Total Indebtedness" shall mean for any period, the aggregate Indebtedness (excepting any Non-Recourse Indebtedness) of Seller and its consolidated Subsidiaries during such period.

         "Underlying Mortgage Loan" shall mean, with respect to any Junior Interest, Mezzanine Loan or CMBS Security, a mortgage loan made in respect of the related Underlying Mortgaged Property.

         "Underlying Mortgaged Property" shall mean in the case of any:

         (a) Commercial Mortgage Loan, the Mortgaged Property securing such Commercial Mortgage Loan;

         (b) Junior Interest, the Mortgaged Property securing the Mortgage Loan in which such Junior Interest represents a junior participation (if the Junior Interest is of the type described in clause (a) of the definition thereof) or the Mortgaged Property securing such Junior Interest (if the Junior Interest is of the type described in clause (b) of the definition thereof);

         (c) Mezzanine Loan, the Mortgaged Property that is owned by the Person the Capital Stock of which is pledged as collateral security for such Mezzanine Loan; and

         (d) CMBS Security, the Mortgaged Property securing the Underlying Mortgage Loans related to such security.

         "Unfunded Margin Amount" shall mean unfunded eligible collateral under a committed warehouse facility whereby funds may be drawn within one (1) Business Day of request thereof and pursuant to which no event or circumstance shall have occurred thereunder which would, by terms of the applicable agreement, prohibit the Seller from borrowing or drawing money thereunder.

         "Underwriting Guidelines" shall mean the underwriting guidelines of the Seller, attached hereto as Exhibit E, and as the same may be modified from time to time in accordance with Section 12(ee).

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non perfection of the security interest in any Repurchase Assets or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non perfection.

SECTION 3. INITIATION; TERMINATION

         (a) Conditions Precedent to Initial Transaction. Buyer's agreement to enter into the initial Transaction hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Transaction, of the condition precedent that Buyer shall have received from the Seller any fees and expenses payable hereunder, and all of the following documents, each of which shall be satisfactory to Buyer and its counsel in form and substance:

                  (i) The following Facility Documents delivered to the Buyer:

                           (A) Repurchase Agreement. This Repurchase
                  Agreement, duly executed by the parties thereto;

                           (B) Custodial Agreement. The Custodial Agreement,
                  duly executed by the parties thereto;

                           (C) Control Agreement. A Control Agreement, duly
                  executed by the parties thereto in form and substance acceptable to the Buyer;

                           (D) Reserved;

                           (E) Pricing Side Letter. The Pricing Side Letter,
                  duly executed by the parties thereto in form and substance acceptable to the Buyer;

                           (F) Servicing Agreement. A Servicing Agreement,
                  duly executed by the parties thereto;

                           (G) Reserved; and

                           (H) Servicer Notice. The Servicer Notice duly
                  executed by the parties thereto.

                  (ii) Opinions of Counsel.

                           (A) An opinion or opinions of outside counsel to
                  the Seller, substantially in the form of Exhibit A.

                  (iii) Organizational Documents. A certificate of corporate existence of the Seller delivered to Buyer prior to the Effective Date (or if unavailable, as soon as available thereafter) and certified copies of the charter and by-laws (or equivalent documents) of the Seller and of all corporate or other authority for the Seller with respect to the execution, delivery and performance of the Facility Documents and each other document to be delivered by the Seller from time to time in connection herewith, and good standing certificates with respect to such party.

                  (iv) Incumbency Certificate. An incumbency certificate of the corporate secretary of Seller, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Facility Documents.

                  (v) Security Interest. Evidence that all other actions necessary or, in the opinion of Buyer, desirable to perfect and protect Buyer's interest in the Purchased Assets and other Repurchase Assets have been taken, including, without limitation, UCC searches and duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1.

                  (vi) Reserved.

                  (vii) Reserved.

                  (viii) Fees. Payment of any fees due to Buyer hereunder, including the Commitment Fee.

                  (ix) Other Documents. Such other documents as Buyer may reasonably request, in form and substance reasonably acceptable to Buyer.

         (b) Conditions Precedent to all Transactions. Upon satisfaction of the conditions set forth in this Section 3(b), the Buyer shall enter into a Transaction with Seller. Buyer's obligation to enter into each Transaction (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect thereto to the intended use thereof:

                  (i) Due Diligence Review. Without limiting the generality of
         Section 17 hereof, Buyer shall have completed, to its satisfaction, its due diligence review of the related Eligible Assets and Seller and the Servicer.

                  (ii) Securities. With respect to Securities proposed to be purchased:

                           (A) that shall be delivered or held in definitive,
                  certificated form, the Seller shall deliver to the Buyer or its designee the original of the relevant certificate registered in the name of the Buyer or its designee;

                           (B) that shall be delivered through a Relevant
                  System in book-entry form and credited to or otherwise held in an account, such Security shall be registered in the name of the Buyer or its designee and the Seller shall take such actions necessary to provide instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with to effect a legally valid delivery of the relevant interest granted therein to Buyer hereunder. In connection with any account to which the Securities are credited or otherwise held, the Seller shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Buyer, to effect a legally valid delivery of the relevant interest granted therein to Buyer hereunder. Any account to which the Securities are credited shall be designed as the Buyer may direct.

                  (iii) No Default. No Default or Event of Default shall have occurred and be continuing under the Facility Documents.


                  (iv) Representations and Warranties. Both immediately prior to the Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Seller in Section 11 hereof, shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  (v) Available Purchase Price. The Purchase Price for all Purchased Assets subject to the Transaction under this Repurchase Agreement shall not exceed the Available Purchase Price.

                  (vi) No Margin Deficit. After giving effect to the requested Transaction, the Asset Value of all Purchased Assets exceeds the aggregate Repurchase Price for such Transactions.

                  (vii) Transaction Request. On or prior to 11:00 a.m. (New York Time) five (5) days prior to the related Purchase Date, the Seller shall have delivered to (x) the Buyer, a Transaction Request and (y) to Buyer and Custodian, (a) a Purchased Asset Schedule and
         (b) the Closing Data Tape.

                  (viii) Delivery of Asset File.

                           (A) The Seller shall have delivered to the
                  Custodian the Asset File with respect to each Purchased Asset and the Custodian shall have issued a Trust Receipt or a Table Funded Trust Receipt, as applicable, with respect to each such Purchased Asset to the Buyer.

                           (B) With respect to each Table Funded Purchased
                  Asset, the Seller shall cause the Bailee to deliver to the Custodian with a copy to the Buyer no later than 11:00 a.m. on the Purchase Date by facsimile or by other electronic means acceptable to the parties the related Basic Mortgage Asset Documents, the insured closing letter (if any), the escrow instructions (if any), a fully executed Bailee Agreement, a Bailee's Trust Receipt issued by the Bailee thereunder and such other evidence satisfactory to the Buyer in its discretion that all documents necessary to effect a transfer of the Table Funded Purchased Assets to the Buyer have been delivered to Bailee. With respect to each Table Funded Purchased Asset, the Custodian shall deliver to the Buyer a Table Funded Trust Receipt no later than 1:00 p.m. on the Purchase Date, which documents shall be acceptable to the Buyer in its sole discretion. In the case of a Table Funded Purchased Asset, Seller shall deliver or cause to be delivered and released to the Custodian the documents set forth in the Asset File pertaining to the Table Funded Purchased Assets within three (3) Business Days following the applicable Purchase Date, and on the second (2nd) Business Day following the Custodian's receipt of the Asset File, the Custodian shall deliver to the Buyer a Trust Receipt certifying its receipt of the documents required to be delivered pursuant to the Custodial Agreement, together with a Purchased Asset Schedule and inventory list relating to the Basic Mortgage Asset Documents, with any exceptions identified on the inventory list by the Custodian as of the date and time of delivery of such Purchased Asset Schedule.

                  (ix) Fees and Expenses. The Buyer shall have received all fees and expenses of counsel to the Buyer as contemplated by Sections 10 and 15(b) which amounts, at the Buyer's option, may be withheld from the proceeds remitted by Buyer to the Seller pursuant to any Transaction hereunder.

                  (x) No Material Adverse Change. None of the following shall have occurred and/or be continuing:

                           (A) an event or events shall have occurred in the
                  good faith determination of the Buyer resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by securities or an event or events shall have occurred resulting in the Buyer not being able to finance Purchased Assets through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or

                           (B) an event or events shall have occurred
                  resulting in the effective absence of a "securities market" for securities backed by mortgage loans or an event or events shall have occurred resulting in Buyer not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

                           (C) Reserved;

                           (D) there shall have occurred (i) an outbreak or
                  escalation of hostilities or a material change in national or international political, financial or economic conditions; (ii) a general suspension of trading on major stock exchanges; or (iii) a disruption in or moratorium on commercial banking activities or securities settlement services.

                  (xi) Minimum Transaction Size and Timing. The minimum Purchase Price with respect to such Transaction is at least $1 million. No more than three Transactions shall have been entered into in any calendar week.

                  (xii) Requirements of Law. Buyer shall not have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Buyer to enter into Transactions with a Pricing Rate based on LIBOR.

         Each Transaction Request delivered by the Seller hereunder shall constitute a certification by the Seller that all the conditions set forth in this Section 3(b) (other than clauses (ix) and (x) hereof) have been satisfied (both as of the date of such notice or request and as of Purchase Date).

         (c) Initiation.

                  (i) The Seller shall deliver a Transaction Request to the Buyer on or prior to the date and time set forth in Section 3(b)(vii) prior to entering into any Transaction. Such Transaction Request shall include a Purchased Asset Schedule with respect to the Eligible Assets to be sold in such requested Transaction. During the extension periods specified in Section 3(e) hereof, the parties hereto shall not enter into any new Transactions.

                  (ii) Following receipt of a Transaction Request and a Purchased Asset Schedule, Buyer shall, as hereinafter provided, inform Seller of its election to purchase any Eligible Assets proposed to be sold to Buyer by Seller hereunder. Buyer shall have the right to review all Eligible Assets proposed to be sold to Buyer and conduct its own due diligence investigation of such Eligible Assets as Buyer determines. Upon completion of its review, Buyer shall in its sole discretion determine whether to purchase such Eligible Assets.

                  (iii) The Repurchase Date for each Transaction shall not be later than the Termination Date.

                  (iv) Subject to the terms and conditions of this Repurchase Agreement, during such period the Seller may sell, repurchase and resell Eligible Assets hereunder.

                  (v) No later than the date and time set forth in Section 3(b)(viii), the Seller shall deliver to the Custodian the Asset File pertaining to each Eligible Asset to be purchased by the Buyer.

                  (vi) Subject to the provisions of this Section 3, the Purchase Price will then be made available to the Seller by the Buyer transferring, via wire transfer, in the aggregate amount of such Purchase Price in funds immediately available.

         (d) Repurchase

                  (i) The Seller may repurchase Purchased Assets without penalty or premium on any date. The Repurchase Price payable for the repurchase of any such Purchased Asset shall be reduced as provided in Section 5(f). If the Seller intends to make such a repurchase, the Seller shall give one (1) Business Day's prior written notice thereof to the Buyer, designating the Purchased Assets to be repurchased. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, and, on receipt, such amount shall be applied to the Repurchase Price for the designated Purchased Assets.

                  (ii) On the Repurchase Date, termination of the Transaction will be effected by reassignment to the Seller or its designee of the Purchased Assets (and any Income in respect thereof received by Buyer not previously credited or transferred to, or applied to the obligations of, the Seller pursuant to Section 5) against the simultaneous transfer of the Repurchase Price to an account of Buyer. Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Asset (but liquidation or foreclosure proceeds received by Buyer shall be applied to reduce the Repurchase Price for such Purchased Asset on each Payment Date except as otherwise provided herein). The Seller is obligated to obtain the Asset Files from Buyer or its designee at the Seller's expense on the Repurchase Date.

                  (iii) If the Seller repurchases, in whole or in part, Purchased Assets, the
         Seller shall indemnify the Buyer and hold the Buyer harmless from any losses, costs and/or expenses which the Buyer sustains or incurs arising from the reemployment of funds obtained by the Buyer hereunder or from fees payable to terminate the deposits from which such funds were obtained ("Breakage Costs"). The Buyer shall deliver to the Seller a statement setting forth the amount and basis of determination of any Breakage Costs in such detail as determined in good faith by the Buyer to be adequate, it being agreed that such statement and the method of its calculation shall be adequate and shall be conclusive and binding upon the Seller, absent manifest error.

         (e) Extension of Termination Date. At the request of the Seller made ten (10) days or more prior to the Termination Date of this Repurchase Agreement, the Buyer may in its sole discretion extend the Termination Date for a period of 30 additional days by giving written notice of such extension to the Seller no later than seven (7) days after the Buyer's receipt of the Seller's request. Any failure by the Buyer to deliver such notice of extension shall be deemed to be the Buyer's determination not to extend the then current Termination Date. Seller may request only two 30-day extensions to the Termination Date. With respect to any requested Second Extension, Seller shall pay to Buyer the Extension Fee prior to the effective date of such Second Extension.

SECTION 4. MARGIN AMOUNT MAINTENANCE

         (a) The Buyer shall determine the Asset Value of the Purchased Assets at such intervals as determined by the Buyer in its sole discretion.

         (b) If at any time the aggregate Asset Value of all related Purchased Assets subject to all Transactions is less than the aggregate Purchase Price for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller (as such notice is more particularly set forth below, a "Margin Call"), require Seller to transfer to Buyer or its designee cash or Eligible Assets approved by the Buyer in its sole discretion ("Additional Purchased Assets") so that the aggregate Asset Value of the Purchased Assets, including any such cash or Additional Purchased Assets, will thereupon equal or exceed the aggregate Purchase Price for all Transactions. If Buyer delivers a Margin Call to the Seller on or prior to 9:30 a.m. (New York City time) on any Business Day, then the Seller shall transfer cash or Additional Purchased Assets to Buyer no later than 9:30 a.m. (New York City time) on the subsequent Business Day. In the event the Buyer delivers a Margin Call to a Seller after 9:30 a.m. (New York City time) on any Business Day, the Seller shall be required to transfer cash or Additional Purchased Assets no later than 5 p.m. (New York City time) on the subsequent Business Day.

         (c) Buyer's election, in its sole and absolute discretion, not to make a Margin Call at any time there is a Margin Deficit shall not in any way limit or impair its right to make a Margin Call at any time a Margin Deficit exists.

         (d) Any cash transferred to the Buyer pursuant to Section 4(b) above shall be credited to the Repurchase Price of the related Transactions.

SECTION 5. INCOME PAYMENTS

         (a) Notwithstanding that Buyer and the Seller intend that the Transactions hereunder be sales to Buyer of the Purchased Assets for all purposes except accounting and tax purposes, Seller shall pay to Buyer the accreted value of the Price Differential (less any amount of such Price Differential previously paid by the Seller to Buyer) plus the amount of any unpaid Margin Deficit (each such payment, a "Periodic Advance Repurchase Payment") on each Payment Date. Notwithstanding the preceding sentence, if Seller fails to make all or part of the Periodic Advance Repurchase Payment by 3:00 p.m. (New York time) on any Payment Date, the Pricing Rate shall be equal to the Post-Default Rate until the Periodic Advance Repurchase Payment is received in full by Buyer.

         (b) The Seller shall hold for the benefit of, and in trust for, Buyer all income, including without limitation all Income received by or on behalf of the Seller with respect to such Purchased Assets. The Seller or Servicer shall deposit such Income in a deposit account (the title of which shall indicate that the funds therein are being held in trust for Buyer) (the "Collection Account") with a financial institution acceptable to Buyer and subject to the Control Agreement. All such Income shall be held in trust for Buyer, shall constitute the property of Buyer, except for tax purposes which shall be treated as income and property of the Seller, and shall not be commingled with other property of the Seller, any Affiliate of the Seller or the applicable Seller except as expressly permitted above. Funds deposited in the Collection

Account during any month shall be held therein, in trust for the Buyer, until the next Payment Date. On or before 12:00 p.m. (New York time) on the date two Business Days prior to the Payment Date, the Seller shall deliver to the Buyer and the Bank a distribution worksheet. Subject to the terms of the Control Agreement and in accordance with the Buyer authorization, the Bank, the Seller shall withdraw any funds on deposit in the Collection Account and apply such funds as follows:

                  (i) first, to the payment of all costs and fees payable by the Seller pursuant to this Repurchase Agreement;

                  (ii) second, to the Buyer in payment of any accrued and unpaid Price Differential;

                  (iii) third, without limiting the rights of Buyer under
         Section 4 of this Repurchase Agreement, to the Buyer, in the amount of any unpaid Margin Deficit; and

                  (iv) fourth, to the Seller.

         (c) Reserved.

         (d) Notwithstanding the preceding provisions, if an Event of Default has occurred, all funds in the Collection Account shall be withdrawn and applied as determined by the Buyer.

         (e) In addition, with respect to each Purchased Asset, Seller shall deliver to the Custodian an instruction letter from Buyer, signed by the Servicer, with respect to such Purchased Asset, instructing the Servicer, as applicable, to remit all sums required to be remitted to the holder of such Purchased Asset under the loan documents to the Collection Account or as otherwise directed in a written notice signed by Buyer. Upon the occurrence of an Event of Default, Buyer may deliver such instruction letter to the Servicer. With respect to Third Party Servicers, the parties shall comply with
Section 16(d) hereof.

         (f) Buyer shall offset against the Repurchase Price of each such Transaction all Income and Periodic Advance Repurchase Payments actually received by Buyer pursuant to Section 5(a), excluding any Late Payment Fees paid pursuant to any Periodic Advance Repurchase Payments made at the Post-Default Rate pursuant to Section 5(a).


SECTION 6. REQUIREMENTS OF LAW

         (a) If any Requirement of Law (other than with respect to any amendment made to the Buyer's certificate of incorporation and by laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject the Buyer to any Tax or increased Tax of any kind whatsoever with respect to this Repurchase Agreement or any Transaction or change the basis of taxation of payments to the Buyer in respect thereof;

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of the Buyer which is not otherwise included in the determination of the LIBOR Rate hereunder;

                  (iii) shall impose on the Buyer any other condition;

and the result of any of the foregoing is to increase the cost to the Buyer, by an amount which the Buyer deems to be material, of entering, continuing or maintaining any Transaction or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, the Seller shall promptly pay the Buyer such additional amount or amounts as calculated by the Buyer in good faith as will compensate the Buyer for such increased cost or reduced amount receivable.

         (b) If the Buyer shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Buyer's certificate of incorporation and by laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Buyer or any corporation controlling the Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Buyer's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Buyer to be material, then from time to time, the Seller shall promptly pay to the Buyer such additional amount or amounts as will compensate the Buyer for such reduction.

         (c) If the Buyer becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Seller of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by the Buyer to the Seller shall be conclusive in the absence of manifest error.

SECTION 7. TAXES.

         (a) Any and all payments by the Seller under or in respect of this Repurchase Agreement or any other Facility Documents to which the Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, "Taxes"), unless required by law. If the Seller shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Repurchase Agreement or any of the other Facility Documents to the Buyer, (i) Seller shall make all such deductions and withholdings in respect of Taxes, (ii) Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable

Requirement of Law, and (iii) the sum payable by Seller shall be increased as may be necessary so that after Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 7) such Buyer receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes. For purposes of this Repurchase Agreement the term "Non-Excluded Taxes" are Taxes other than, in the case of a Buyer, Taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which such Buyer is organized or of its applicable lending office, or any political subdivision thereof, unless such Taxes are imposed as a result of such Buyer having executed, delivered or performed its obligations or received payments under, or enforced, this Repurchase Agreement or any of the other Facility Documents (in which case such Taxes will be treated as Non-Excluded Taxes).

         (b) In addition, Seller hereby agrees to pay any present or future stamp, recording, documentary, excise, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Repurchase Agreement or any other Facility Document or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Repurchase Agreement or any other Facility Document (collectively, "Other Taxes").

         (c) Seller hereby agrees to indemnify Buyer for, and to hold it harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable under this Section 7 imposed on or paid by such Buyer and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by Seller provided for in this Section 7(c) shall apply and be made whether or not the Non-Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted. Amounts payable by Seller under the indemnity set forth in this Section 7(c) shall be paid within ten
(10) days from the date on which Buyer makes written demand therefor.

         (d) Within thirty (30) days after the date of any payment of Taxes, Seller (or any Person making such payment on behalf of Seller) shall furnish to Buyer for its own account evidence of payment thereof. For purposes of subsection (e) of this Section 7, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

         (e) Each Buyer (including for avoidance of doubt any assignee, successor or participant) that either (i) is not incorporated under the laws of the United States, any State thereof, or the District of Columbia or (ii) whose name does not include "Incorporated," "Inc.," "Corporation," "Corp.," "P.C.," "insurance company," or "assurance company" (a "Non-Exempt Buyer") shall deliver or cause to be delivered to Seller the following properly completed and duly executed documents:

                  (i) in the case of a Non-Exempt Buyer that is not a United States person, a complete and executed (x) U.S. Internal Revenue Form W-8BEN with Part II completed in which Buyer claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) a U.S. Internal Revenue Service Form W-8ECI (or any successor forms thereto); or

                  (ii) in the case of an individual, (x) a complete and executed U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a certificate substantially in the form of Exhibit H (a "Section 7 Certificate") or (y) a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or

                  (iii) in the case of a Non-Exempt Buyer that is organized under the laws of the United States, any State thereof, or the District of Columbia, a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto), including all appropriate attachments; or


                  (iv) in the case of a Non-Exempt Buyer that (x) is not organized under the laws of the United States, any State thereof, or the District of Columbia and (y) is treated as a corporation for U.S. federal income tax purposes, a complete and executed U.S. Internal Revenue Service Form W-8BEN claiming a zero rate of withholding (or any successor forms thereto) and a Section 7 Certificate; or


                  (v) in the case of a Non-Exempt Buyer that (A) is treated as a partnership or other non-corporate entity, and (B) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (x)(i) a complete and executed U.S. Internal Revenue Service Form W-8IMY (or any successor forms thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) without duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for U.S. federal income tax purposes (all such owners, "beneficial owners"), the documents that would be required by clause (i), (ii), (iii), (iv), (vi), (vii) and/or this clause (v) with respect to each such beneficial owner if such beneficial owner were Buyer, provided, however, that no such documents will be required with respect to a beneficial owner to the extent the actual Buyer is determined to be in compliance with the requirements for certification on behalf of its beneficial owner as may be provided in applicable U.S. Treasury regulations, or the requirements of this clause (v) are otherwise determined to be unnecessary, all such determinations under this clause (v) to be made in the sole discretion of Seller, provided, however, that Buyer shall be provided an opportunity to establish such compliance as reasonable; or


                  (vi) in the case of a Non-Exempt Buyer that is disregarded for U.S. federal income tax purposes, the document that would be required by clause (i), (ii), (iii), (iv), (v), (vii) and/or this clause (vi) of this Section 7(e) with respect to its beneficial owner if such beneficial owner were the Buyer; or


                  (vii) in the case of a Non-Exempt Buyer that (A) is not a United States person and (B) is acting in the capacity as an "intermediary" (as defined in U.S. Treasury Regulations), (x)(i) a U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) if the intermediary is a "non-qualified intermediary" (as defined in

         U.S. Treasury Regulations), from each person upon whose behalf the "non-qualified intermediary" is acting the documents that would be required by clause (i), (ii), (iii), (iv), (v), (vi), and/or this clause (vii) with respect to each such person if each such person were Buyer.

         If the forms referred to above in this Section 7(e) that are provided by a Buyer at the time such Buyer first becomes a party to this Repurchase Agreement or, with respect to a grant of a participation, the effective date thereof, indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be treated as Taxes other than "Non-Excluded Taxes" ("Excluded Taxes") and shall not qualify as Non-Excluded Taxes unless and until such Buyer provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form. If, however, on the date a Person becomes an assignee, successor or participant to this Repurchase Agreement, Buyer transferor was entitled to indemnification or additional amounts under this Section 7, then the Buyer assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent (and only to the extent), that the Buyer transferor was entitled to such indemnification or additional amounts for Non-Excluded Taxes, and the Buyer assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-Excluded Taxes.

         (f) For any period with respect to which Buyer has failed to provide Seller with the appropriate form, certificate or other document described in subsection (e) of this Section 7 (other than (i) if such failure is due to a change in any applicable Requirement of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided, (ii) if such form, certificate or other document otherwise is not required under subsection (e) of this Section 7, or (iii) if it is legally inadvisable or otherwise commercially disadvantageous for such Buyer to deliver such form, certificate or other document), such Buyer shall not be entitled to indemnification or additional amounts under subsection (a) or (c) of this Section 7 with respect to Non-Excluded Taxes imposed by the United States by reason of such failure; provided, however, that should a Buyer become subject to Non-Excluded Taxes because of its failure to deliver a form, certificate or other document required hereunder, Seller shall take such steps as such Buyer shall reasonably request, to assist such Buyer in recovering such Non-Excluded Taxes.

         (g) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this Section 7 shall survive the termination of this Repurchase Agreement. Nothing contained in this Section 7 shall require the Buyer to make available any of its tax returns or any other information that it deems to be confidential or proprietary.


SECTION 8. SECURITY INTEREST; BUYER'S APPOINTMENT AS ATTORNEY-IN-FACT

         (a) Although the parties intend that all Transactions hereunder be sales and purchases and not loans (other than for accounting and tax purposes), in the event any such Transactions are deemed to be loans, Seller hereby pledges to Buyer as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in the Charged Assets (as defined in that certain Deed of Charge and Assignment, between AHR Capital Limited and Lehman Commercial Paper Inc., UK Branch, dated as of April 19, 2007), the Purchased Assets, the Records, and all related servicing rights, the Facility Documents (to the extent such Facility Documents and Seller's right thereunder relate to the Purchased Assets), any Property relating to the Purchased Assets, all insurance policies and insurance proceeds relating to any Purchased Asset or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and, Income, the Collection Account, any Interest Rate Protection Agreements, Loan Security Agreements, accounts (including any interest of Seller in escrow accounts) and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to the Purchased Assets (including, without limitation, any other accounts) or any interest in the Purchased Assets, all collateral under any other secured debt facility (including any facility documented as a repurchase agreement, or similar purchase and sale agreement, or revolving credit facility) between the Seller or its Affiliates on the one hand and the Buyer or the Buyer's Affiliates on the other, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Trust Receipt, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the "Repurchase Assets"). Seller agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Buyer's security interest created hereby. Furthermore, the Seller hereby authorizes the Buyer to file financing statements relating to the Repurchase Assets, as the Buyer, at its sole option, may deem appropriate. The Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section.

         (b) The Buyer, as "entitlement holder" (as defined in Section 8-102(a) of the Uniform Commercial Code) with respect to the CMBS Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof. Unless an Event of Default shall have occurred and be continuing, Seller shall be entitled to exercise all voting and corporate rights with respect to the CMBS Securities, and Buyer shall exercise such rights on Seller's behalf during the time in which Buyer is the registered holder of such Purchased Assets, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in Buyer's good faith judgment, would impair the CMBS Securities or which would be inconsistent with or result in any violation of any provision of this Repurchase Agreement.

         (c) On or prior to the related Purchase Date, the Seller shall cause each CMBS Security to be registered in the name of CSS, as agent for the Buyer, and the Buyer or its other designee shall have the rights of conversion, exchange, subscription and any other rights, privileges and options pertaining to such CMBS Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as the Buyer may determine. Prior to the occurrence of any Event of Default, the Buyer and its designee shall exercise such rights only on the Seller's behalf.

         The Seller hereby authorizes the Buyer to file such financing statement or statements relating to the Repurchase Assets as the Buyer, at its option, may deem appropriate.

The Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 8.


         (d) Buyer's Appointment as Attorney in Fact. The Seller hereby irrevocably constitutes and appoints the Buyer and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Seller and in the name of the Seller or in its own name, from time to time in the Buyer's discretion, after an Event of Default shall have occurred, for the purpose of carrying out the terms of this Repurchase Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Repurchase Agreement, and, without limiting the generality of the foregoing, the Seller hereby gives the Buyer the power and right, on behalf of the Seller, without assent by, but with notice to, the Seller, if an Event of Default shall have occurred and be continuing, to do the following:

                  (i) in the name of the Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any other Repurchase Assets and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Buyer for the purpose of collecting any and all such moneys due with respect to any other Repurchase Assets whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Repurchase Assets;

                  (iii) (A) to direct any party liable for any payment under any Repurchase Assets to make payment of any and all moneys due or to become due thereunder directly to the Buyer or as the Buyer shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Repurchase Assets; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Repurchase Assets; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Repurchase Assets or any proceeds thereof and to enforce any other right in respect of any Repurchase Assets;
         (E) to defend any suit, action or proceeding brought against the Seller with respect to any Repurchase Assets; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Buyer may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Repurchase Assets as fully and completely as though the Buyer were the absolute owner thereof for all purposes, and to do, at the Buyer's option and the Seller's expense, at any time, and from time to time, all acts and things which the Buyer deems necessary to protect, preserve or realize upon the Repurchase Assets and the Buyer's Liens thereon and to effect the intent of this Repurchase Agreement, all as fully and effectively as the Seller might do.

         The Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         The Seller also authorizes the Buyer, if an Event of Default shall have occurred, from time to time, to execute, in connection with any sale provided for in Section 14 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Repurchase Assets.

         The powers conferred on the Buyer hereunder are solely to protect the Buyer's interests in the Repurchase Assets and shall not impose any duty upon it to exercise any such powers. The Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

         Upon an Event of Default, Buyer shall be entitled to all remedies available to a secured creditor under the Uniform Commercial Code and shall have the right to apply the Repurchase Assets or any proceeds therefrom to all Obligations.

SECTION 9. PAYMENT, TRANSFER AND CUSTODY

         (a) Unless otherwise mutually agreed in writing, all transfers of funds to be made by the Seller hereunder shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the Buyer at the following account maintained by the Buyer: Account No. 40615659, for the account of Lehman Commercial Paper Inc., Citibank, ABA No. 021000089, not later than 3:00 p.m. New York City time, on the date on which such payment shall become due (and each such payment made after such time shall be deemed to have been made on the next succeeding Business Day). The Seller acknowledges that it has no rights of withdrawal from the foregoing account.

         (b) On the Purchase Date for each Transaction, ownership of the Purchased Assets shall be transferred to the Buyer or its designee against the simultaneous transfer of the Purchase Price to the following account of the Seller (or as otherwise directed by the Seller): Account No. 5541336, for the account of Anthracite Capital, Inc., Citigroup Global Markets, For Further Credit, Account No. 22001788, JPMorgan Chase Bank, N.A., ABA No. 021000021, not later than 5:00 p.m. New York City time, simultaneously with the delivery to the Buyer of the Purchased Assets relating to each Transaction. With respect to the Purchased Assets being sold by a Seller on a Purchase Date, the Seller hereby sells, transfers, conveys and assigns to Buyer or its designee without recourse, but subject to the terms of this Repurchase Agreement, all the right, title and interest of the Seller in and to the Purchased Assets together with all right, title and interest in and to the proceeds of any related Repurchase Assets.

         (c) In connection with such sale, transfer, conveyance and assignment, on or prior to each Purchase Date, the Seller shall deliver or cause to be delivered and released to Buyer or its designee the Asset File for the related Purchased Assets.

SECTION  10. FEES

         (a) The Seller shall pay to Buyer, due and owing on the date hereof (and upon each anniversary of the closing, if this agreement has not been terminated), the Commitment Fee, to the extent not already paid under the Revolving Facility Agreement.

         (b) The Seller shall pay to Buyer the Exit Fee on the date which is 120 days after the date of this Repurchase Agreement.

         All payments made hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.

SECTION 11. REPRESENTATIONS

         (1) The Seller represents and warrants to the Buyer that as of the Purchase Date for any Purchased Assets by the Buyer from the Seller and as of the date of this Repurchase Agreement and any Transaction hereunder and at all times while the Facility Documents and any Transaction hereunder is in full force and effect:

         (a) Acting as Principal. The Seller will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal).

         (b) No Broker. The Seller has not dealt with any broker, investment banker, agent, or other person, except for the Buyer, who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Repurchase Agreement.

         (c) Financial Statements. The Seller has heretofore furnished to the Buyer a copy of its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year ended December 31, 2006 and the related consolidated statements of income and retained earnings and of cash flows for the Seller and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of Deloitte & Touche USA, LLP, setting forth in comparative form the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of the Seller and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since December 31, 2006, there has been no material adverse change in the consolidated business, operations or financial condition of the Seller and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements nor is the Seller aware of any state of facts which (without notice or the lapse of time) would or could result in any such material adverse change or could have a Material Adverse Effect. The Seller does not have, on the date of the statements delivered pursuant to this section (the "Statement Date"), any liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Seller except as heretofore disclosed to the Buyer in writing.

         (d) Organization, Etc. The Seller is a corporation duly organized, validly existing and in good standing under the laws of Maryland. The Seller
(a) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; (b) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect; and (c) has full power and authority to execute, deliver and perform its obligations under the Facility Documents.

         (e) Authorization, Compliance, Etc. The execution and delivery of, and the performance by Seller of its obligations under, the Facility Documents to which it is a party (a) are within such party's powers, (b) have been duly authorized by all requisite action, (c) do not violate any provision of applicable law, rule or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or its organizational documents,
(d) do not violate any indenture, agreement, document or instrument to which the Seller or any of respective their Subsidiaries is a party, or by which any of them or any of their properties, any of the Repurchase Assets is bound or to which any of them is subject and (e) are not in conflict with, do not result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by any Facility Document, result in the creation or imposition of any Lien upon any of the property or assets of Seller or any of their respective subsidiaries pursuant to, any such indenture, agreement, document or instrument. Seller is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the consummation of the Transactions contemplated herein and the execution, delivery or performance of the Facility Documents to which it is a party.

         (f) Litigation. There are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting Seller or any of its Subsidiaries or affecting any of the Repurchase Assets or any of the other properties of Seller before any Governmental Authority which
(i) questions or challenges the validity or enforceability of the Facility Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $5,000,000, (iii) individually or in the aggregate, if adversely determined, would have a Material Adverse Effect, or (iv) requires filing with the SEC in accordance with its regulations.

         (g) Purchased Assets.

                  (i) The Seller has not assigned, pledged, or otherwise conveyed or encumbered any Eligible Asset to any other Person, and immediately prior to the sale of such Eligible Asset to the Buyer, the Seller was the sole owner of such Eligible Asset and had good and marketable title thereto, free and clear of all Liens, in each case except for assignments and Liens to be released simultaneously with the sale to the Buyer hereunder.

                  (ii) The provisions of this Repurchase Agreement are effective to either constitute a sale of Repurchase Assets to the Buyer or to create in favor of the Buyer a valid security interest in all right, title and interest of the Seller in, to and under the Repurchase Assets.

         (h) Chief Executive Office/Jurisdiction of Organization. On the Effective Date, the Seller's chief executive office is, and has been, located at c/o Blackrock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022. The Seller's jurisdiction of organization is Maryland.

         (i) Location of Books and Records. The location where the Seller keeps its books and records, including all computer tapes and records related to the Repurchase Assets is its chief executive offices.

         (j) Enforceability. This Repurchase Agreement and all of the other Facility Documents executed and delivered by the Seller in connection herewith are legal, valid and binding obligations of the Seller and are enforceable against the Seller in accordance with their terms except as such enforceability may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and (ii) general principles of equity.

         (k) Ability to Perform. Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in the Facility Documents to which it is a party on its part to be performed

         (l) No Default. No Default or Event of Default has occurred and is continuing.

         (m) Underwriting Guidelines. The Underwriting Guidelines provided to Buyer are the true and correct Underwriting Guidelines of the Seller.

         (n) Adverse Selection. The Seller has not selected the Purchased Assets in a manner so as to adversely affect Buyer's interests.

         (o) Tangible Net Worth. As of December 31, 2006, the Tangible Net Worth of the Seller was not less than $656,109,000.

         (p) Indebtedness. The Seller does not have any Indebtedness, except as disclosed on Schedule 2 to this Repurchase Agreement.

         (q) Accurate and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Seller to the Buyer in connection with the negotiation, preparation or delivery of this Repurchase Agreement and the other Facility Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Seller to the Buyer in connection with this Repurchase Agreement and the other Facility Documents and the transactions contemplated hereby and thereby including without limitation, the information set forth in the related Purchased Asset Schedule, will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Seller, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Facility Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Buyer for use in connection with the transactions contemplated hereby or thereby.

         (r) Margin Regulations. The use of all funds acquired by the Seller under this Repurchase Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System as the same may from time to time be amended, supplemented or otherwise modified.

         (s) Investment Company. Neither the Seller nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (t) Solvency. As of the date hereof and immediately after giving effect to each Transaction, the fair value of the assets of the Seller is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Seller in accordance with GAAP) of such party and such party is solvent and, after giving effect to the transactions contemplated by this Repurchase Agreement and the other Facility Documents, will not be rendered insolvent or left with an unreasonably small amount of capital with which to conduct its business and perform its obligations. The Seller does not intend to incur, nor does it believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Seller is not contemplating the commencement of an insolvency, bankruptcy, liquidation, or consolidation proceeding or the appointment of a receiver, liquidator, conservator, trustee, or similar official in respect of itself or any of its property.

         (u) ERISA.

                  (i) No liability under Section 4062, 4063, 4064 or 4069 of ERISA has been or is expected by the Seller to be incurred by the Seller or any ERISA Affiliate thereof with respect to any Plan which is a Single-Employer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.


                  (ii) No Plan which is a Single-Employer Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof. Neither the Seller nor any ERISA Affiliate thereof is
         (A) required to give security to any Plan which is a Single-Employer Plan pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, or (B) subject to a Lien in favor of such a Plan under Section 412(n) of the Code or Section 302(f) of ERISA.

                  (iii) Each Plan of the Seller, its Subsidiaries and each of its ERISA Affiliates is in compliance with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse Effect.

                  (iv) Neither the Seller nor any of its Subsidiaries has incurred a tax liability under Chapter 43 of the Code or a penalty under Section 502 of ERISA which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect.

                  (v) Neither the Seller nor any of its Subsidiaries nor any ERISA Affiliate thereof has incurred or reasonably expects to incur any withdrawal liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.

         (v) Taxes. Each of the Seller and its Subsidiaries have timely filed all tax returns that are required to be filed by them and have timely paid all Taxes due, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. There are no Liens for Taxes, except for statutory liens for Taxes not yet due and payable.

         (w) No Reliance. The Seller has made its own independent decisions to enter into the Facility Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. The Seller is not relying upon any advice from Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.

         (x) Plan Assets. The Seller is not an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the Purchased Assets are not "plan assets" within the meaning of 29 CFR ss.2510.3-101 in the Seller's hands.

         (y) No Prohibited Persons. Neither the Seller nor any of its Affiliates, officers, directors, partners or members, is an entity or person (or to the Seller's knowledge, owned or controlled by an entity or person):
(i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 ("EO13224"); (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "Specifically Designated National and Blocked Persons" (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports "terrorism", as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a "Prohibited Person").

         (z) Real Estate Investment Trust. Seller has not engaged in any material "prohibited transactions" as defined in Section 857(b)(6)(B)(iii) and
(C) of the Code. Seller for its current "tax year" (as defined in the Code) is entitled to a dividends paid deduction under the requirements of Section 857 of the Code with respect to any dividends paid by it with respect to each such year for which it claims a deduction in its Form 1120-REIT filed with the United States Internal Revenue Service for such year.

SECTION 12. COVENANTS

         On and as of the date of this Repurchase Agreement and each Purchase Date and at all times until this Repurchase Agreement is no longer in force, the Seller covenants as follows:

         (a) Preservation of Existence; Compliance with Law. The Seller shall:

                  (i) Preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business;

                  (ii) Comply with the requirements of all applicable laws, rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority (including, without limitation, all environmental laws);

                  (iii) Maintain all licenses, permits or other approvals necessary for such party to conduct its business and to perform its obligations under the Facility Documents, and shall conduct its business strictly in accordance with applicable law;

                  (iv) Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied; and

                  (v) Permit representatives of the Buyer, upon reasonable notice (unless an Event of Default shall have occurred and is continuing, in which case, no prior notice shall be required), during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Buyer, subject to the provisions set forth in Section 17 hereof.

         (b) Taxes. The Seller shall timely file all tax returns that are required to be filed by it and shall timely pay all Taxes due, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted with respect to which adequate reserves have been provided.

         (c) Notice of Proceedings or Adverse Change. The Seller shall give notice to the Buyer immediately after a Responsible Officer of the Seller has any knowledge of:

                  (i) the occurrence of any Default or Event of Default;

                  (ii) any (a) default or event of default under any Indebtedness of Seller or (b) litigation, investigation, regulatory action or proceeding that is pending or threatened by or against such party in any federal or state court or before any Governmental Authority which, if not cured or if adversely determined, would reasonably be expected to have a Material Adverse Effect or constitute a Default or Event of Default, and (c) any Material Adverse Effect with respect to such party;

                  (iii) any litigation or proceeding that is pending or threatened against (a) the Seller in which the amount involved exceeds $5,000,000 and is not covered by insurance, in which injunctive or similar relief is sought, or which, would reasonably be expected to have a Material Adverse Effect and (b) any litigation or proceeding that is pending or threatened in connection with any of the Repurchase Assets, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

                  (iv) and, as soon as reasonably possible, notice of any of the following events:

                           (A) a change in the insurance coverage of the
                  Seller, with a copy of evidence of same attached;

                           (B) any material change in accounting policies or
                  financial reporting practices of the Seller;

                           (C) promptly upon receipt of notice or knowledge of
                  any Lien or security interest (other than security interests created hereby or under any other Facility Document) on, or claim asserted against, any of the Repurchase Assets; and

                           (D) any other event, circumstance or condition that
                  has resulted, or has a possibility of resulting, in a Material Adverse Effect; and

                  (v) Promptly, but no later than two (2) Business Days after the Seller receives any of the same, deliver to the Buyer a true, complete, and correct copy of any schedule, report, notice, or any other document delivered to the Seller by any Person pursuant to, or in connection with, any of the Repurchase Assets.

         (d) Financial Reporting. The Seller shall maintain a system of accounting established and administered in accordance with GAAP, and furnish to the Buyer:

                  (i) Within ninety (90) days after the close of each fiscal year, Financial Statements, including a statement of income and changes in shareholders' equity of the Seller for such year, and the related balance sheet as at the end of such year, all in reasonable detail and accompanied by an opinion of an accounting firm as to said financial statements;

                  (ii) Within forty-five (45) days after the close of each of the Seller's first three fiscal quarters in each fiscal year unaudited balance sheets and income statements, for the period from the beginning of such fiscal year to the end of such third fiscal quarter, subject, however, to year end adjustments;

                  (iii) Reserved;

                  (iv) Simultaneously with the furnishing of each of the Financial Statements to be delivered pursuant to subsection (i)-(ii) above, or monthly upon Buyer's request, a certificate in the form of Exhibit F hereto and certified by an executive officer of the Seller;

                  (v) If applicable, copies of any 10-Ks, 10-Qs, registration statements and other "corporate finance" SEC filings (other than 8-Ks) by the Seller, within 5 Business Days of their filing with the SEC; provided, that, the Seller or any Affiliate will provide the Buyer with a copy of the annual 10-K filed with the SEC by the Seller or its Affiliates, no later than 90 days after the end of the year; and

                  (vi) Promptly, from time to time, such other information regarding the business affairs, operations and financial condition of the Seller as the Buyer may reasonably request.

         (e) Visitation and Inspection Rights. The Seller shall permit the Buyer to inspect, and take all other actions permitted under Section 17 hereof.

         (f) Reimbursement of Expenses. The Seller shall promptly reimburse the Buyer for all expenses as the same are incurred by the Buyer as required by Section 15(b) hereof.

         (g) Further Assurances. The Seller shall execute and deliver to the Buyer all further documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Buyer may reasonably request, in order to effectuate the transactions contemplated by this Repurchase Agreement and the Facility Documents or, without limiting any of the foregoing, to grant, preserve, protect and perfect the validity and first-priority of the security interests created or intended to be created hereby. The Seller shall do all things necessary to preserve the Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder. Without limiting the foregoing, the Seller will comply with all rules, regulations, and other laws of any Governmental Authority and cause the Repurchase Assets to comply with all applicable rules, regulations and other laws. The Seller will not allow any default for which the such party is responsible to occur under any Repurchase Assets or any Facility Document and the Seller shall fully perform or cause to be performed when due all of its obligations under any Repurchase Assets or the Facility Documents.

         (h) True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates of Seller or any of its Affiliates thereof or any of their officers furnished to Buyer hereunder and during Buyer's diligence of the Seller are and will be true and complete and do not omit to disclose any material facts necessary to make the statements therein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by the Seller to the Buyer pursuant to this Repurchase Agreement shall be prepared in accordance with GAAP, or as applicable, to SEC filings, the appropriate SEC accounting requirements.

         (i) ERISA Events.

                  (i) Promptly upon becoming aware of the occurrence of any Event of ERISA Termination which together with all other Events of ERISA Termination occurring within the prior 12 months involve a payment of money by or a potential aggregate liability of the Seller or any ERISA Affiliate thereof or any combination of such entities in excess of $5,000,000 the Seller shall give the Buyer a written notice specifying the nature thereof, what action the Seller or any ERISA Affiliate thereof has taken and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (ii) Promptly upon receipt thereof, the Seller shall furnish to the Buyer copies of (i) all notices received by the Seller or any ERISA Affiliate thereof of the PBGC's intent to terminate any Plan or to have a trustee appointed to administer any Plan; (ii) all notices received by the Seller or any ERISA Affiliate thereof from the sponsor of a Multiemployer Plan pursuant to Section 4202 of ERISA involving withdrawal liability in excess of $5,000,000; and (iii) all funding waiver requests filed by the Seller or any ERISA Affiliate thereof with the Internal Revenue Service with respect to any Plan, the accrued benefits of which exceed the present value of the plan assets as of the date the waiver request is filed, and all communications received by the Seller or any ERISA Affiliate thereof from the Internal Revenue Service with respect to any such funding waiver request.

         (j) Financial Condition Covenants.

                  (i) Maintenance of Tangible Net Worth. The Seller shall maintain a Tangible Net Worth at the end of each fiscal quarter of not less than the sum of (i) $400,000,000 plus (ii) an amount equal to 75% of any Equity Proceeds.

                  (ii) Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. The Seller shall maintain the ratio of Indebtedness (excluding non-recourse Indebtedness) to Tangible Net Worth at the end of each fiscal quarter no greater than 3:1.

                  (iii) Debt Service Coverage Ratio. The Seller shall maintain a Debt Service Coverage Ratio of no less than 1.20:1.

                  (iv) Maintenance of Liquidity. The Seller shall ensure that, as of the end of each fiscal quarter, the sum of (a) Cash, (b) unencumbered and unpledged marketable securities and (c) Unfunded Margin Amount shall not be not less than $10,000,000.

                  (v) Reserved.

         (k) Reserved.

         (l) No Adverse Selection. The Seller shall not select Eligible Assets to be sold to Buyer as Purchased Assets using any type of adverse selection or other selection criteria which would adversely affect the Buyer.

         (m) Servicer. The Seller shall not cause the Purchased Assets to be serviced by any servicer other than a servicer expressly approved in writing by Buyer, which approval shall be deemed granted by Buyer with respect to the Seller with the execution of this Repurchase Agreement. Upon the occurrence of any of the following (a) the occurrence and continuation of an Event of Default, (b) the fifth Business Day of each month, or (c) upon the request of Buyer, Seller shall cause Servicer to provide to Buyer, electronically, in a format mutually acceptable to Buyer and Seller, the Servicing Report.

         (n) Insurance. The Manager shall continue to maintain Fidelity Insurance in an aggregate amount at least equal to $5,000,000. The Seller shall maintain Fidelity Insurance in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the Repurchase Assets. The Seller shall notify the Buyer of any material change in the terms of any such Fidelity Insurance.

         (o) Books and Records. The Seller shall, to the extent practicable, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Repurchase Assets in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Repurchase Assets.

         (p) Illegal Activities. Seller shall not engage in any conduct or activity that could subject its assets to forfeiture or seizure.

         (q) Material Change in Business. Seller shall not make any material change in the nature of its business as carried on at the date hereof.

         (r) Limitation on Dividends and Distributions. After the occurrence of an Event of Default, the Seller shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of the Seller, whether now or hereafter outstanding, or make any other distribution or dividend in respect of any of the foregoing or to any shareholder or equity owner of the Seller, either directly or indirectly, whether in cash or property or in obligations of the Seller or any of the Seller's consolidated Subsidiaries, except to the extent necessary to maintain Seller's REIT status.

         (s) Disposition of Assets; Liens. Seller shall not create, incur, assume or suffer to exist any mortgage, pledge, Lien, charge or other encumbrance of any nature whatsoever on any of the Repurchase Assets, whether real, personal or mixed, now or hereafter owned, other than the Liens created in connection with the transactions contemplated by this Repurchase Agreement; nor shall Seller cause any of the Purchased Assets to be sold, pledged, assigned or transferred.

         (t) Transactions with Affiliates. Seller shall not enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property or assets or the rendering or accepting of any service with any Affiliate, unless such transaction is (a) not otherwise prohibited in this Repurchase Agreement, (b) in the ordinary course of the Seller's business and (c) upon fair and reasonable terms no less favorable to the Seller, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

         (u) ERISA Matters.

                  (i) The Seller shall not permit any event or condition which is described in the definition of "Event of ERISA Termination" to occur or exist with respect to any Plan or Multiemployer Plan if such event or condition, together with all other events or conditions described in the definition of Event of ERISA Termination occurring within the prior 12 months, involves the payment of money by or an incurrence of liability of the Seller or any ERISA Affiliate thereof, or any combination of such entities in an amount in excess of $5,000,000.

                  (ii) Seller shall not be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and the Seller shall not use "plan assets" within the meaning of 29 CFR ss.2510.3-101 to engage in this Repurchase Agreement or the Transactions hereunder.

         (v) Consolidations, Mergers and Sales of Assets. The Seller shall not
(i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person; provided that the Seller may merge or consolidate with another Person if the Seller is the corporation surviving such merger.

         (w) Reserved.

         (x) Guarantees. Seller shall not create, incur, assume or suffer to exist any Guarantees, except (i) to the extent reflected in such party's financial statements or notes thereto and (ii) to the extent the aggregate Guarantees of the Seller do not exceed $800,000,000.

         (y) Underwriting Guidelines. Without the prior written consent of Buyer, the Seller shall not amend or otherwise modify the Underwriting Guidelines. Without limiting the foregoing, in the event that the Seller makes any amendment or modification to the Underwriting Guidelines, the Seller shall promptly deliver to Buyer a complete copy of the amended or modified Underwriting Guidelines.

         (z) Reserved.

         (aa) Records.

                  (i) Seller shall collect and maintain or cause to be collected and maintained all Records relating to the Purchased Assets in accordance with industry custom and practice for assets similar to the Purchased Assets, including those maintained pursuant to the preceding subparagraph, and all such Records shall be in Custodian's possession unless Buyer otherwise approves. Seller will not allow any such papers, records or files that are an original or an only copy to leave Custodian's possession, except for individual items removed in connection with servicing a specific Eligible Asset, in which event Seller will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file. Seller or the Servicer of the Purchased Assets will maintain all such Records not in the possession of Custodian in good and complete condition in accordance with industry practices for assets similar to the Purchased Assets and preserve them against loss.

                  (ii) For so long as Buyer has an interest in or lien on any Purchased Asset, Seller will hold or cause to be held all related Records in trust for Buyer. Seller shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Buyer granted hereby.

                  (iii) Upon reasonable advance notice from Custodian or Buyer, Seller shall (x) make any and all such Records available to Custodian or Buyer to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Buyer or its authorized agents to discuss the affairs, finances and accounts of Seller with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller with its independent certified public accountants.

         (bb) Indebtedness. Seller shall not incur any additional Indebtedness without the prior written consent of Buyer.

         (cc) Reserved.

         (dd) Management Fees. Seller shall not enter into any arrangement for the payment of, or pay, management, advisory or similar fees, except management and advisory fees payable to the applicable Blackrock Entity pursuant to the Blackrock Management Agreement as it may be amended, provided that such fees are not increased in excess of the amounts permitted by clause
(ee) of this Section or management fees to its corporate services provider paid in the ordinary course of business; provided, that in any event no such fees may be paid (but may accrue) during the continuance of an Event of Default.

         (ee) Modification of Certain Agreements.

                  (i) Without the prior written consent of the Buyer, Seller shall not consent to (a) any material amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any material rights with respect to the terms or provisions contained in any Organic Document or (b) any increase in any fees payable under the Blackrock Management Agreement in excess of five percent (5%) per annum of the gross value of the assets held by Seller from time to time.

                  (ii) Without the prior written consent of the Buyer, Seller shall not amend or otherwise modify the Underwriting Guidelines. Notwithstanding the preceding sentence, in the event that Seller makes any amendment or modification to the Underwriting Guidelines, Seller shall promptly deliver to the Buyer a complete copy of the amended or modified Underwriting Guidelines.

SECTION 13. EVENTS OF DEFAULT

         If any of the following events (each an "Event of Default") occur, the Seller and Buyer shall have the rights set forth in Section 14, as applicable:

         (a) Payment Default. The Seller shall default in the payment of (i) any Price Differential, Repurchase Price or Margin Call or (ii) any other Obligations, when the same shall become due and payable, whether at the due date thereof, or by acceleration or otherwise (and such failure to pay such Obligations under this clause (ii) shall continue for more than 5 Business Days after notice thereof); or

         (b) Representation and Warranty Breach. Any representation, warranty or certification made or deemed made herein or in any other Facility Document by the Seller or any certificate furnished to the Buyer pursuant to the provisions hereof or thereof or any information with respect to the Eligible Assets furnished in writing by on behalf of the Seller shall prove to have been untrue or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Market Value of the Purchased Assets; unless (i) the Seller, shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (ii) any such representations and warranties have been determined in good faith by the Buyer in its sole discretion to be materially false or misleading on a regular basis); or

         (c) Immediate Covenant Default. The failure of the Seller to perform, comply with or observe any term, covenant or agreement applicable to the Seller contained in any of Sections 12(a), (j), (p),(q), (r), (s), (v), (x) or
(y); or

         (d) Additional Covenant Defaults. The Seller shall fail to observe or perform any other covenant or agreement contained in this Repurchase Agreement (and not identified in clause (c) of Section 13.01) or any other Facility Document, and if such default shall be capable of being remedied, and such failure to observe or perform shall continue unremedied for a period of 5 Business Days; or

         (e) Judgments. A judgment or judgments for the payment of money in excess of (a) $5,000,000 in the aggregate shall be rendered against the Seller or any of its Affiliates or (b) $10,000,000, if the Tangible Net Worth of Seller is less than $400,000,000, or $20,000,000, if the Tangible Net Worth of Seller is greater than or equal to $400,000,000, shall be rendered against the Seller by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof, and the Seller or any such Affiliate shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         (f) Cross-Default. Any "event of default" or any other default which permits a demand for, or requires, the early repayment of obligations due by the Seller or its Affiliates of greater than or equal to $15 million under any agreement (after the expiration of any applicable grace period under any such agreement) relating to any Indebtedness of the Seller or any Affiliate, as applicable, or any default under any Obligation when due; or

         (g) Insolvency Event. An Insolvency Event shall have occurred with respect to the Seller or Manager; or

         (h) Enforceability. For any reason, this Repurchase Agreement or any Facility Document at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority, or any Person (other than Buyer) shall contest the validity, enforceability, perfection or priority of any Lien granted pursuant thereto, or any party thereto (other than Buyer) shall seek to disaffirm, terminate, limit or reduce its obligations hereunder; or

         (i) Liens. The Seller shall grant, or suffer to exist, any Lien on any Repurchase Asset (except any Lien in favor of the Buyer); or at least one of the following fails to be true (A) the Repurchase Assets shall have been sold to the Buyer, or (B) the Liens contemplated hereby are first priority perfected Liens on any Repurchase Assets in favor of the Buyer or shall be Liens in favor of any Person other than the Buyer; or

         (j) Reserved; or

         (k) ERISA. (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Seller or any ERISA Affiliate, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Buyer, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) the Seller or any ERISA Affiliate shall, or in the reasonable opinion of the Buyer is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

         (l) Change of Control. A Change of Control of Seller shall have occurred; or

         (m) Reserved; or

         (n) Reserved; or

         (o) Assignment. Assignment or attempted assignment by Seller of this Repurchase Agreement or any rights hereunder without first obtaining the specific written consent of Buyer, or the granting by Seller of any security interest, lien or other encumbrances on any Purchased Assets to any person other than Buyer; or

         (p) Government Action. Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller or any Affiliate thereof, or shall have taken any action to displace the management of Seller or any Affiliate thereof or to curtail its authority in the conduct of the business of Seller or any Affiliate thereof, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Seller or Affiliate as an issuer, buyer or a seller/servicer of Eligible Assets or securities backed thereby, and such action provided for in this subparagraph shall not have been discontinued or stayed within 30 days; or

         (q) Inability to Perform. An officer of Seller shall admit its inability to, or its intention not to, perform any of Seller's Obligations or hereunder; or

         (r) Financial Statements. Seller's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller as a "going concern" or a reference of similar import; or

         (s) Qualification as a REIT. The failure of Seller (i) to continue to be qualified as a REIT as defined in Section 856 of the Code or (ii) to continue to be entitled to a dividend paid deduction under Section 857 of the Code with respect to dividends paid by it with respect to each taxable year for which it claims a deduction on its Form 1120- REIT filed with the United States Internal Revenue Service for such year, or the entering into by Seller of "prohibited transactions" as defined in Sections 857(b)(6)(B)(iii) of the Code (taking into account Sections 857(b)(6)(C), 857(b)(6)(D) and 857(b)(6)(E) of the Code) or (iii) to satisfy any of the income or asset tests required to be satisfied by a REIT.

SECTION 14. REMEDIES

         (a) If an Event of Default occurs with respect to the Seller, the following rights and remedies are available to the Buyer; provided, that an Event of Default shall be deemed to be continuing unless expressly waived by the Buyer in writing.

                  (i) At the option of the Buyer, exercised by written notice to the Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Insolvency Event of the Seller), the Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur. The Buyer shall (except upon the occurrence of an Insolvency Event of the Seller) give notice to the Seller of the exercise of such option as promptly as practicable.

                  (ii) If the Buyer exercises or is deemed to have exercised the option referred to in subsection (a)(i) of this Section,

                           (A) the Seller's obligations in such Transactions
                  to repurchase all Purchased Assets, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subsection (a)(i) of this Section, (1) shall thereupon become immediately due and payable and (2) all Income paid after such exercise or deemed exercise shall be retained by the Buyer and applied to the aggregate unpaid Repurchase Price and any other amounts owed by the Seller hereunder;

                           (B) to the extent permitted by applicable law, the
                  Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but excluding the date of payment of the Repurchase Price as so increased, (x) the Post-Default Rate in effect following an Event of Default to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subsection (a)(i) of this Section (decreased as of any day by (i) any amounts actually in the possession of Buyer pursuant to clause (C) of this subsection, and (ii) any proceeds from the sale of Purchased Assets applied to the Repurchase Price pursuant to subsection (a)(iv) of this Section; and

                           (C) all Income actually received by the Buyer
                  pursuant to Section 5 (excluding any Late Payment Fees paid pursuant to Section 5(a)) shall be applied to the aggregate unpaid Repurchase Price owed by the Seller.

                  (iii) Upon the occurrence of one or more Events of Default, the Buyer shall have the right to obtain physical possession of all files of the Seller relating to the Purchased Assets and the Repurchase Assets and all documents relating to the Purchased Assets which are then or may thereafter come in to the possession of the Seller or any third party acting for the Seller and the Seller shall deliver to the Buyer such assignments as the Buyer shall request. The Buyer shall be entitled to specific performance of all agreements of the Seller contained in the Facility Documents.

                  (iv) At any time on the Business Day following notice to the Seller (which notice may be the notice given under subsection (a)(i) of this Section), in the event the Seller has not repurchased all Purchased Assets, the Buyer may (A) immediately sell, without demand or further notice of any kind, at a public or private sale and at such price or prices as the Buyer may deem satisfactory any or all Purchased Assets and the Repurchase Assets subject to a such Transactions hereunder and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the Seller hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Assets, to give the Seller credit for such Purchased Assets and the Repurchase Assets in an amount equal to the Market Value of the Purchased Assets against the aggregate unpaid Repurchase Price and any other amounts owing by the Seller hereunder. The proceeds of any disposition of Purchased Assets and the Repurchase Assets shall be applied as determined by Buyer in its sole discretion.

                  (v) The Seller shall be liable to Buyer for (i) the amount of all reasonable legal or other expenses (including, without limitation, all costs and expenses of Buyer in connection with the enforcement of this Repurchase Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally, further including, without limitation, the reasonable fees and expenses of counsel (including the costs of internal counsel of Buyer) incurred in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

                  (vi) The Buyer shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

                  (vii) Buyer shall have the right to direct all servicers then servicing any Purchased Assets to remit all collections thereon to Buyer, and if any such payments are received by Seller, Seller shall not commingle the amounts received with other funds of Seller and shall promptly pay them over to Buyer. Buyer shall also have the right to terminate any one or all of the servicers then servicing any Purchased Assets with or without cause. In addition, Buyer shall have the right to immediately sell the Purchased Assets and liquidate all Repurchase Assets. Such disposition of Purchased Assets may be, at Buyer's option, on either a servicing-released or a servicing-retained basis. Buyer shall not be required to give any warranties as to the Purchased Assets with respect to any such disposition thereof. Buyer may specifically disclaim or modify any warranties of title or the like relating to the Purchased Assets. The foregoing procedure for disposition of the Purchased Assets and liquidation of the Repurchase Assets shall not be considered to adversely affect the commercial reasonableness of any sale thereof. Seller agrees that it would not be commercially unreasonable for Buyer to dispose of the Purchased Assets or the Repurchase Assets or any portion thereof by using Internet sites that provide for the auction of assets similar to the Purchased Assets or the Repurchase Assets, or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Buyer shall be entitled to place the Purchased Assets in a pool for issuance of mortgage-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market. Buyer shall also be entitled to sell any or all of such Purchased Assets individually for the prevailing price.

         (b) The Buyer may exercise one or more of the remedies available hereunder immediately upon the occurrence of an Event of Default and at any time thereafter without notice to the Seller. All rights and remedies arising under this Repurchase Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have.

         (c) The Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and the Seller hereby expressly waives any defenses the Seller might otherwise have to require Buyer to enforce its rights by judicial process. The Seller also waives any defense (other than a defense of payment or performance) the Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Repurchase Assets, or from any other election of remedies. The Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

         (d) To the extent permitted by applicable law, the Seller shall be liable to the Buyer for interest on any amounts owing by the Seller hereunder, from the date the Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by the Seller or (ii) satisfied in full by the exercise of the Buyer's rights hereunder. Interest on any sum payable by the Seller to the Buyer under this paragraph 14(d) shall be at a rate equal to the Post-Default Rate.

SECTION 15. INDEMNIFICATION AND EXPENSES; RECOURSE

         (a) The Seller agrees to hold the Buyer, and its Affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, "Costs"), relating to or arising out of this Repurchase Agreement, any other Facility Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Repurchase Agreement, any other Facility Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than (A) the Indemnified Party's gross negligence or willful misconduct or (B) attributable solely to Buyer's ownership of any Purchased Asset following exercise of its rights to take control of such Purchased Asset under this Agreement. Without limiting the generality of the foregoing, the Seller agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Eligible Assets relating to or arising out of any taxes incurred or assessed in connection with the ownership of the Eligible Assets, that, in each case, results from anything other than the Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Eligible Asset for any sum owing thereunder, or to enforce any provisions of any Eligible Asset, the Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Seller. The Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all the Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of the Buyer's rights under this Repurchase Agreement, any other Facility Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel.


         (b) The Seller agrees to pay as and when billed by the Buyer all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Repurchase Agreement, any other Facility Document or any other documents prepared in connection herewith or therewith. The Seller agrees to pay as and when billed by the Buyer all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation of the transactions contemplated hereby and thereby including without limitation filing fees and all the reasonable fees, disbursements and expenses of counsel to the Buyer which amount shall be deducted from the Purchase Price paid for the first Transaction hereunder.

Subject to the limitations set forth in Section 17 hereof, the Seller agrees to pay the Buyer all the reasonable out of pocket due diligence, inspection, testing and review costs and expenses incurred by the Buyer with respect to Eligible Assets submitted by the Seller for purchase under this Repurchase Agreement, including, but not limited to, those out of pocket costs and expenses incurred by the Buyer pursuant to Sections 15(b) and 17 hereof.

         (c) The obligations of the Seller from time to time to pay the Repurchase Price, the Periodic Advance Repurchase Payments, and all other amounts due under this Repurchase Agreement shall be full recourse obligations of the Seller.

SECTION 16. SERVICING

         (a) Seller and Buyer shall contract with Servicer to service the Purchased Assets pursuant to the Servicing Agreement, consistent with the degree of skill and care that Servicer customarily requires with respect to similar Purchased Assets owned or managed by it and in accordance with Accepted Servicing Practices. The Servicing Agreement shall require, inter alia, that: Servicer (i) comply with all applicable federal, state and local laws and regulations, (ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of Buyer in any Purchased Assets or any payment thereunder. In addition, the Servicing Agreement shall require that the Servicer deposit all collections of Income (other than amounts deposited in escrow accounts pursuant to the Servicing Agreement) received by Servicer on account of the Purchased Assets in the Collection Account no later than two Business Days following receipt.

         (b) Upon the occurrence of any of (i) a Default or Event of Default hereunder or (ii) an event of default under the Servicing Agreement, Buyer shall have the right to immediately terminate the Servicer's right to service the Purchased Assets without payment of any penalty or termination fee. Seller and Servicer shall cooperate in transferring the servicing of the Purchased Assets to a successor servicer appointed by Buyer in its sole discretion.

         (c) If Seller should discover that, for any reason whatsoever, Servicer or any entity responsible for managing or servicing any Purchased Assets has failed to perform in all material respects any of the obligations of such entities with respect to the Purchased Assets, or that an event of default under the Servicing Agreement has occurred, Seller shall promptly notify Buyer.

         (d) In the event that the Servicer is a master servicer of a Purchased Asset which is serviced by a Third Party Servicer, the Seller shall provide promptly to Buyer a Servicer Notice addressed to and agreed to by the Third Party Servicer of the related Purchased Assets, advising such Third Party Servicer of such matters as Buyer may reasonably request, including, without limitation, recognition by the master servicer of Buyer's interest in such Purchased Assets and the Third Party Servicer's agreement that upon receipt of notice of an Event of Default from Buyer, it will follow the instructions of Buyer with respect to the Purchased Assets and any related Income with respect thereto.

         (e) Seller shall not employ sub-servicers (other than the Servicer or Affiliates thereof or Third Party Servicers) to service the Purchased Assets without the prior written approval of Buyer, which such approval shall not be unreasonably withheld. If the Purchased Assets are serviced, in whole or in part, by a sub-servicer (i) Servicer shall nevertheless remain primarily liable to Buyer for the servicing of the Purchased Assets under the Servicing Agreement; and (ii) any agreement with a subservicer shall entitle Buyer to terminate such subservicer without fee or penalty in the event that Servicer is replaced.

SECTION 17. DUE DILIGENCE

         (a) The Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to the Eligible Assets and the Seller, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each of the Seller agrees that upon reasonable prior notice unless an Event of Default shall have occurred, in which case no notice is required, to the Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Asset Files and any and all documents, records, agreements, instruments or information relating to such Eligible Assets in the possession or under the control of the Seller and/or the Custodian. The Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Asset Files and the Eligible Assets. Without limiting the generality of the foregoing, the Seller acknowledges that Buyer may purchase Eligible Assets from the Seller based solely upon the information provided by the Seller to Buyer in the Purchased Asset Schedule and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Eligible Assets purchased in a Transaction, including, without limitation, ordering broker's price opinions, new credit reports and new appraisals on the related Mortgaged Properties or Underlying Properties and otherwise re-generating the information used to originate such Eligible Asset. Buyer may underwrite such Eligible Assets itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Seller agrees to cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Eligible Assets in the possession, or under the control, of the Seller. The Seller further agrees that the Seller shall pay all out-of-pocket costs and expenses incurred by Buyer in connection with Buyer's activities pursuant to this Section 17 ("Due Diligence Costs").

SECTION 18. ASSIGNABILITY

         The rights and obligations of the parties under this Repurchase Agreement and under any Transaction shall not be assigned by the Seller without the prior written consent of Buyer. Subject to the foregoing, this Repurchase Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in this Repurchase Agreement express or implied, shall give to any Person, other than the parties to this Repurchase Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Repurchase Agreement. Buyer may from time to time assign all or a portion of its rights and obligations under this Repurchase Agreement and the Facility Documents; pursuant to an executed assignment and acceptance by Buyer and assignee ("Assignment and Acceptance"), specifying the percentage or portion of such rights and obligations assigned. Upon such assignment, (a) such assignee shall be a party hereto and to each Facility Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Buyer hereunder, and (b) Buyer shall, to the extent that such rights and obligations have been so assigned by it be released from its obligations hereunder and under the Facility Documents. Unless otherwise stated in the Assignment and Acceptance, the Seller shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing. Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Seller.

         The Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Repurchase Agreement; provided, however, that (i) the Buyer's obligations under this Repurchase Agreement shall remain unchanged, (ii) the Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Seller shall continue to deal solely and directly with the Buyer in connection with the Buyer's rights and obligations under this Repurchase Agreement and the other Facility Documents except as provided in Section 7.

         The Buyer may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 18, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to the Seller or any of its Subsidiaries or to any aspect of the Transactions that has been furnished to the Buyer by or on behalf of the Seller or any of its Subsidiaries; provided that such assignee or participant agrees to hold such information subject to the confidentiality provisions of this Repurchase Agreement.

         In the event the Buyer assigns all or a portion of its rights and obligations under this Repurchase Agreement, the parties hereto agree to negotiate in good faith an amendment to this Repurchase Agreement to add agency provisions similar to those included in repurchase agreements for similar syndicated repurchase facilities.

SECTION 19. TRANSFER AND MAINTENANCE OF REGISTER.

         (a) Subject to acceptance and recording thereof pursuant to paragraph
(b) of this Section 19, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of the Buyer under this Repurchase Agreement. Any assignment or transfer by the Buyer of rights or obligations under this Repurchase Agreement that does not comply with this Section 19 shall be treated for purposes of this Repurchase Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 19(b) hereof.

         (b) The Seller shall maintain a register (the "Register") on which it will record the Buyer's rights hereunder, and each Assignment and Acceptance and participation. The Register shall include the names and addresses of the Buyer (including all assignees, successors and participants) and the percentage or portion of such rights and obligations assigned. Failure to make any such recordation, or any error in such recordation shall not affect the Seller's obligations in respect of such rights. If the Buyer sells a participation in its rights hereunder, it shall provide Seller, or maintain as agent of Seller, the information described in this paragraph and permit Seller to review such information as reasonably needed for Seller to comply with its obligations under this Repurchase Agreement or under any applicable Requirement of Law.

SECTION 20. HYPOTHECATION OR PLEDGE OF PURCHASED ASSETS

         Title to all Purchased Assets and Repurchase Assets shall pass to Buyer and Buyer shall have free and unrestricted use of all Purchased Assets. Nothing in this Repurchase Agreement shall preclude the Buyer from engaging in repurchase transactions with the Purchased Assets or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Purchased Assets. Nothing contained in this Repurchase Agreement shall obligate the Buyer to segregate any Purchased Assets delivered to the Buyer by the Seller.

SECTION 21. TAX TREATMENT

         Each party to this Repurchase Agreement acknowledges that it is its intent for purposes of U.S. federal, state and local income and franchise taxes, to treat each Transaction as indebtedness of the Seller that is secured by the Purchased Assets and that the Purchased Assets are owned by the Seller in the absence of a Default by the Seller. All parties to this Repurchase Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by law.

SECTION 22. SET-OFF

         In addition to any rights and remedies of the Buyer hereunder and by law, the Buyer shall have the right, without prior notice to the Seller, any such notice being expressly waived by the Seller to the extent permitted by applicable law to set-off and appropriate and apply against any Obligation from Seller or any Affiliate thereof to Buyer or any of its Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return excess margin), credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from the Buyer or any Affiliate thereof to or for the credit or the account of the Seller or any Affiliate thereof. The Buyer agrees promptly to notify the Seller after any such set off and application made by the Buyer; provided that the failure to give such notice shall not affect the validity of such set off and application.

         The Buyer shall at any time have the right, in each case until such time as the Buyer determines otherwise, to retain, to suspend payment or performance of, or to decline to remit, any amount or property that the Buyer would otherwise be obligated to pay, remit or deliver to Seller hereunder if an Event of Default or Default has occurred with respect to the Seller.

SECTION 23. TERMINABILITY

         Each representation and warranty made or deemed to be made by entering into a Transaction, herein or pursuant hereto shall survive the making of such representation and warranty, and the Buyer shall not be deemed to have waived any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Buyer may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Transaction was made. Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties and covenants hereunder shall continue and survive. The obligations of the Seller under Section 15 hereof shall survive the termination of this Repurchase Agreement.

SECTION 24. NOTICES AND OTHER COMMUNICATIONS

         Except as otherwise expressly permitted by this Repurchase Agreement, all notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Repurchase Agreement) shall be given or made in writing (including without limitation by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Repurchase Agreement and except for notices given under
Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopy if given before 5:00 p.m. recipient local time on a Business Day, and otherwise, on the next Business Day or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 25. ENTIRE AGREEMENT; SEVERABILITY; SINGLE AGREEMENT

         This Repurchase Agreement, together with the Facility Documents, constitute the entire understanding between Buyer and the Seller with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving Purchased Assets. By acceptance of this Repurchase Agreement, Buyer and the Seller acknowledge that they have not made, and are not relying upon, any statements, representations, promises or undertakings not contained in this Repurchase Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

         Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transaction hereunder; (iii) that payments, deliveries, and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted and (iv) to promptly provide notice to the other after any such set off or application.

SECTION 26. GOVERNING LAW

         THIS REPURCHASE AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 27. SUBMISSION TO JURISDICTION; WAIVERS

         EACH OF BUYER AND SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS REPURCHASE AGREEMENT AND THE OTHER FACILITY DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND

                  (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  (v) THE BUYER AND THE SELLER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS REPURCHASE AGREEMENT,

         ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 28. NO WAIVERS, ETC.

         No failure on the part of the Buyer to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Facility Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Facility Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. An Event of Default shall be deemed to be continuing unless expressly waived by the Buyer in writing.

SECTION 29. NETTING

         If the Buyer and the Seller are "financial institutions" as now or hereinafter defined in Section 4402 of Title 12 of the United States Code ("Section 4402") and any rules or regulations promulgated thereunder,

         (a) All amounts to be paid or advanced by one party to or on behalf of the other under this Repurchase Agreement or any Transaction hereunder shall be deemed to be "payment obligations" and all amounts to be received by or on behalf of one party from the other under this Repurchase Agreement or any Transaction hereunder shall be deemed to be "payment entitlements" within the meaning of Section 4402, and this Repurchase Agreement shall be deemed to be a "netting contract" as defined in Section 4402.

         (b) The payment obligations and the payment entitlements of the parties hereto pursuant to this Repurchase Agreement and any Transaction hereunder shall be netted as follows. In the event that either party (the "Defaulting Party") shall fail to honor any payment obligation under this Repurchase Agreement or any Transaction hereunder, the other party (the "Nondefaulting Party") shall be entitled to reduce the amount of any payment to be made by the Nondefaulting Party to the Defaulting Party by the amount of the payment obligation that the Defaulting Party failed to honor.

SECTION 30. CONFIDENTIALITY

         The Buyer and the Seller hereby acknowledge and agree that all written or computer-readable information provided by one party to any other regarding the terms set forth in any of the Facility Documents or the Transactions contemplated thereby (the "Confidential Terms") shall be kept confidential and shall not be divulged to any party without the prior written consent of such other party except to the extent that (i) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws including disclosures required by federal securities regulations, (ii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, (iii) in the event of an Event of Default the Buyer determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Assets or otherwise to enforce or exercise the Buyer's rights hereunder or (iv) in the event of a legal dispute, to the extent necessary to be disclosed as an evidentiary matter. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Facility Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Seller may not disclose the name of or identifying information with respect to Buyer or any pricing terms (including, without limitation, the Pricing Rate, Commitment Fee, Purchase Price Percentage and Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of the Buyer. The provisions set forth in this Section 30 shall survive the termination of this Repurchase Agreement.

SECTION 31. INTENT

         (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Eligible Assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable) and that all payments hereunder are deemed "margin payments" or "settlement payments" as defined in Title 11 of the USC.

         (b) It is understood that either party's right to liquidate Eligible Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 14 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

         (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

         (d) It is understood that this Repurchase Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

         (e) This Repurchase Agreement is intended to be a "repurchase agreement" and a "securities contract," within the meaning of Section 555 and
Section 559 under the Bankruptcy Code.

SECTION 32. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

         The parties acknowledge that they have been advised that:

         (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

         (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

         (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

SECTION 33. AUTHORIZATIONS

         Any of the persons whose signatures and titles appear on Schedule 4 are authorized, acting singly, to act for the Seller or Buyer, as the case may be, under this Repurchase Agreement.

SECTION 34. RESERVED

SECTION 35. MISCELLANEOUS

         (a) Counterparts. This Repurchase Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Repurchase Agreement by signing any such counterpart.

         (b) Captions. The captions and headings appearing herein are for included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Repurchase Agreement.

         (c) Acknowledgment. The Seller hereby acknowledges that:

                  (i) it has been advised by counsel in the negotiation, execution and delivery of this Repurchase Agreement and the other Facility Documents;

                  (ii) the Buyer has no fiduciary relationship to the Seller;
         and

                  (iii) no joint venture exists between the Buyer and the Seller.

         (d) Documents Mutually Drafted. The Seller and the Buyer agree that this Repurchase Agreement each other Facility Document prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.

SECTION 36. GENERAL INTERPRETIVE PRINCIPLES

         For purposes of this Repurchase Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Repurchase Agreement have the meanings assigned to them in this Repurchase Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Repurchase Agreement;

         (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Repurchase Agreement as a whole and not to any particular provision;

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration;

         (g) all times specified herein or in any other Facility Document (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and

         (h) all references herein or in any Facility Document to "good faith" means good faith as defined in Section 1-201(19) of the UCC as in effect in the State of New York.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have entered into this Repurchase Agreement as of the date set forth above.


                           BUYER:


                           LEHMAN COMMERCIAL PAPER INC.,


                           By:_________________________________

                           Name:_______________________________

                           Title:______________________________


                           Address for Notices:

                              Lehman Commercial Paper, Inc.
                              399 Park Avenue
                              New York, New York 10022
                              Attention: Brian Gross
                              Telecopier No.: 212.526.4625
                              Telephone No.: 646.758.5331

                           SELLER:


                           ANTHRACITE CAPITAL, INC.


                           By:_________________________________
                              Name:
                              Title:


                           Address for Notices:

                              Anthracite Capital, Inc.
                              c/o Blackrock Financial Management, Inc.
                              40 East 52nd Street
                              New York, New York 10022
                              Attention: Richard Shea
                              Telecopier No.: 212.810.8758
                              Telephone No: 212.810.5579


                           with a copy to:


                              c/o Blackrock Financial Management, Inc.
                              One PNC Plaza, 19th Floor
                              249 Fifth Avenue
                              Pittsburgh, PA 15222
                              Attention: Janice DeJulio
                              Telecopier No.: 412.762.4546
                              Telephone No.: 412.762.4675

                                                                    SCHEDULE 1


                        REPRESENTATIONS AND WARRANTIES

         RE: PURCHASED ASSETS CONSISTING OF COMMERCIAL MORTGAGE LOANS


         Seller represents and warrants to Buyer, with respect to each Purchased Asset which is a Commercial Mortgage Loan, that except as specifically disclosed to and approved by Buyer in accordance with the Repurchase Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Facility Documents or any Transaction hereunder is in full force and effect the representations set forth on this Schedule 1(a) shall be true and correct in all material respects. For purposes of this Schedule 1(a) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Purchased Asset which is a Commercial Mortgage Loan if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset.

1. The Commercial Mortgage Loan is a performing mortgage loan secured by a first priority security interest in a commercial or multifamily property.

2. Such Commercial Mortgage Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such Commercial Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such Commercial Mortgage Loan, and Seller is transferring such Commercial Mortgage Loan free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Commercial Mortgage Loan. Upon consummation of the purchase contemplated to occur in respect of such Commercial Mortgage Loan on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Commercial Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest.

4. No fraudulent acts were committed by Seller in connection with its acquisition or origination of such Commercial Mortgage Loan nor were any fraudulent acts committed by any Person in connection with the origination of such Commercial Mortgage Loan.

5. All information contained in the related Asset File, Closing Data Tape and Purchased Asset Schedule (or as otherwise provided to Buyer) in respect of such Commercial Mortgage Loan is accurate and complete in all material respects.

6. Except as included in the related Asset File, Closing Data Tape and Purchased Asset Schedule, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Commercial Mortgage Loan and Seller has not consented to any material change or waiver to


                               Schedule 1(a)-1
any term or provision of any such document, instrument or agreement and no such change or waiver exists.

7. Such Commercial Mortgage Loan is presently outstanding, the proceeds thereof have been fully and properly disbursed and, except for amounts held in escrow by Servicer, there is no requirement for any future advances thereunder.

8. Seller has full right, power and authority to sell and assign such Commercial Mortgage Loan and such Commercial Mortgage Loan or any related Mortgage Note has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

9. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related Mortgage and/or Mortgage Note, no consent or approval by any Person is required in connection with Seller's sale and/or Buyer's acquisition of such Commercial Mortgage Loan, for Buyer's exercise of any rights or remedies in respect of such Commercial Mortgage Loan or for Buyer's sale, pledge or other disposition of such Commercial Mortgage Loan. No third party holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

10. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Commercial Mortgage Loan.

11. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Commercial Mortgage Loan is or may become obligated which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Commercial Mortgage Loan or the security intended to be provided by the Commercial Mortgage Loan documents or the current use of the Underlying Mortgaged Property.

12. Seller has not advanced funds, or knowingly received any advance of funds from a party other than the mortgagee relating to such Commercial Mortgage Loan, directly or indirectly, for the payment of any amount required by such Commercial Mortgage Loan.

13. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Commercial Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Commercial Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Commercial Mortgage Loan documents invalid as a whole and such Commercial Mortgage Loan documents taken as a whole are enforceable to the extent necessary


                               Schedule 1(a)-2
and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of Seller to assign, transfer and convey the related Commercial Mortgage Loan to any other Person, except, however, for customary intercreditor restrictions limiting assignees to "qualified transferees". With respect to any Underlying Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

14. There is no offset, defense, counterclaim, abatement or right to rescission with respect to any related Mortgage Note, Mortgage or other agreements executed in connection therewith.

15. Seller has delivered to Buyer or its designee the original Mortgage Note(s) made in respect of such Commercial Mortgage Loan, together with an original endorsement thereof executed by [Seller] in blank and the related Asset File.

16. Each related Assignment of Mortgage and assignment of Assignment of Leases from [Seller] in blank constitutes the legal, valid and binding first priority assignment from [Seller] (assuming the insertion of the Buyer's name), except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

17. The Commercial Mortgage Loan is secured by one or more Mortgages and each such Mortgage is a valid and enforceable first lien on the related Underlying Mortgaged Property subject only to the exceptions set forth in paragraph (13) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Underlying Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (21) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Underlying Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying


                               Schedule 1(a)-3

Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Underlying Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Underlying Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Commercial Mortgage Loan is cross-collateralized with any other Commercial Mortgage Loan, the lien of the Mortgage for such other Commercial Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Underlying Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Underlying Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Commercial Mortgage Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Underlying Mortgaged Property or such Commercial Mortgage Loan.

18. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Underlying Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Underlying Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Commercial Mortgage
Loan) material to the value of the Underlying Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Commercial Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Commercial Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

19. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Underlying Mortgaged Property and that have become delinquent in respect of the Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

20. To Seller's actual knowledge after due inquiry, the related Underlying Mortgaged Property is free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Underlying Mortgaged Property as security for the Commercial Mortgage Loan and there is no proceeding pending or threatened for the total or partial condemnation of such Underlying Mortgaged Property.


                               Schedule 1(a)-4

21. The lien of each related Mortgage as a first priority lien in the original principal amount of such Commercial Mortgage Loan after all advances of principal is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the original mortgagee, its successors and assigns, subject only to the Title Exceptions; the mortgagee or its successors or assigns is the sole named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the mortgagee of record; such title policy is in full force and effect upon the consummation of the transactions contemplated by this Repurchase Agreement; all premiums thereon have been paid; no claims have been made under such policy and no circumstance exists which would impair or diminish the coverage of such policy. The insurer issuing such policy is (x) a nationally recognized title insurance company and (y) qualified to do business in the jurisdiction in which the related Underlying Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Underlying Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

22. All insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Underlying Mortgaged Property, or (ii) the outstanding principal balance of the Commercial Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Underlying Mortgaged Property, all of which was in full force and effect with respect to the related Underlying Mortgaged Property; and all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, is in full force and effect with respect to the related Underlying Mortgaged Property; all premiums due and payable have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar Commercial Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Underlying Mortgaged Property or
(ii) the reduction of the outstanding principal balance of the Commercial Mortgage Loan, subject in either case to requirements with respect to leases at the related Underlying Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Underlying Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Underlying


                               Schedule 1(a)-5

Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Underlying Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Underlying Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or "BBB-" (or the equivalent) from S&P and Fitch or "Baa3" (or the equivalent) from Moody's. If the Underlying Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Underlying Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Commercial Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Underlying Mortgaged Property.

         The insurance policies contain a standard mortgagee clause naming Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

23. (a) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event has occurred (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and (b) Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage Loan documents no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

24. Such Commercial Mortgage Loan is not, since origination, and has not been, 30 days or more past due in respect of any scheduled payment or part thereof.

25. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, the related Underlying Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

26. Such Commercial Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code (without regard to Treasury Regulations Sections 1.860G-2(a)(3) or 1.860G-2(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Commercial Mortgage Loan were used to acquire, improve or protect the portion of such


                               Schedule 1(a)-6
commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Commercial Mortgage Loan as of the Testing Date (as defined below), or
(2) the fair market value of the interest in real property which secures such Commercial Mortgage Loan was at least equal to 80% of the principal amount of the Commercial Mortgage Loan (a) as of the Testing Date, or (b) as of the Purchase Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by
(a) the amount of any lien on such interest in real property that is senior to the Commercial Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Commercial Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Commercial Mortgage Loan was originated unless (a) such Commercial Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Commercial Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Commercial Mortgage Loan was in default or when default with respect to such Commercial Mortgage Loan was reasonably foreseeable. However, if the referenced Commercial Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Commercial Mortgage Loan was not in default or when default with respect to such Commercial Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

27. There is no material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Underlying Mortgaged Property; neither Seller nor the owner of the Underlying Mortgaged Property has taken any actions which would cause the Underlying Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the Mortgagor to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

28. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Underlying Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

29. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

30. Such Commercial Mortgage Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Underlying Mortgaged


                               Schedule 1(a)-7

Property or provide for negative amortization. Seller holds no preferred equity interest in such Commercial Mortgage Loan.

31. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Commercial Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Underlying Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related borrower and transfers of less than a controlling interest (as such term is defined in the related Commercial Mortgage Loan documents) in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Commercial Mortgage Loans which are cross-collateralized or cross-defaulted with other mortgage loans or multi-property Commercial Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Commercial Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph
(34) below), or (b) the related Underlying Mortgaged Property or controlling interest in the Mortgagor is encumbered in connection with subordinate financing by a lien or security interest against the related Underlying Mortgaged Property, other than any existing permitted additional debt. The Commercial Mortgage Loan documents require the Mortgagor to pay all reasonable costs incurred by the Mortgagor with respect to any transfer, assumption or encumbrance requiring lender's approval.

32. Except as set forth in the related Asset File, Closing Data Tape and Purchased Asset Schedule, the terms of the related Mortgage Note(s) and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the Asset File, Closing Data Tape and Purchased Asset Schedule for such Commercial Mortgage Loan was delivered to Buyer or its designee.

33. Each related Underlying Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

34. No material portion of the related Underlying Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Commercial Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Commercial Mortgage Loans (a) which permit defeasance by means of substituting for the Underlying Mortgaged Property (or, in the case of a Commercial Mortgage Loan secured by multiple Underlying Mortgaged Properties, one or more of such Underlying Mortgaged Properties) "government securities" as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Commercial Mortgage


                               Schedule 1(a)-8

Loans (or portions thereof) in accordance with its terms, (b) where a release of the portion of the Underlying Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Commercial Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Underlying Mortgaged Property or the portion thereof that is being released,
(d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Underlying Mortgaged Property that will not have a material adverse effect on the underwritten value of the security for the Commercial Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Commercial Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Underlying Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

35. There are no material violations of any applicable zoning ordinances, building codes or land laws applicable to the Underlying Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Underlying Mortgaged Property. The Commercial Mortgage Loan documents require the Underlying Mortgaged Property to comply with all applicable laws and ordinances.

36. None of the material improvements which were included for the purposes of determining the appraised value of the related Underlying Mortgaged Property at the time of the origination of the Commercial Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Underlying Mortgaged Property or related Mortgagor's use and operation of such Underlying Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

37. The related Mortgagor has covenanted in its organizational documents and/or the Commercial Mortgage Loan documents to own no significant asset other than the related Underlying Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Underlying Mortgaged Properties, and to hold itself out as being a legal entity, separate and apart from any other Person.

38. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the mortgagee, the Seller or the Servicer to the Mortgagor and no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

39. There is no pending action, suit or proceeding, or governmental investigation of which mortgagee, Seller or Servicer has received notice, against the Mortgagor or the related Underlying Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other


                               Schedule 1(a)-9
amounts due under such Commercial Mortgage Loan or the security intended to be provided by the Commercial Mortgage Loan documents or the current use of the Underlying Mortgaged Property.

40. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

41. The Commercial Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

42. Each Commercial Mortgage Loan that is cross-collateralized is cross-collateralized only with other Commercial Mortgage Loans sold pursuant to this Repurchase Agreement.

43. The improvements located on the Underlying Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Commercial Mortgage Loan, (ii) the value of such improvements on the related Underlying Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

44. All escrow deposits and payments required pursuant to the Commercial Mortgage Loan required to be deposited with the Servicer in accordance with the Commercial Mortgage Loan documents have been so deposited, are in the possession, or under the control, of Servicer or its agent and there are no deficiencies in connection therewith.

45. The related Mortgagor, the related lessee, franchisor or operator is in possession of all material licenses, permits and authorizations then required for use of the related Underlying Mortgaged Property by the related Mortgagor. The Commercial Mortgage Loan documents require the Mortgagor, the related lessee, franchisor or operator to maintain all such licenses, permits and authorizations.

46. The origination (or acquisition, as the case may be), servicing and collection practices used by mortgagee and servicer with respect to the Commercial Mortgage Loan have been in all respects legal (to Seller's knowledge after due inquiry) and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

47. Except for Mortgagors under Commercial Mortgage Loans the Underlying Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Underlying Mortgaged Property.

48. The Commercial Mortgage Loan documents for such Commercial Mortgage Loan provide that such Commercial Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor accepts responsibility for any loss incurred due to fraud on the part of the Mortgagor and/or other intentional material


                               Schedule 1(a)-10
misrepresentation. Furthermore, the Commercial Mortgage Loan documents for each Commercial Mortgage Loan provide that the related Mortgagor and an additional guarantor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Underlying Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Commercial Mortgage Loan documents.

49. Subject to the exceptions set forth in paragraph (13) and upon possession of the Underlying Mortgaged Property as required under applicable state law, any Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with such Commercial Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

50. With respect to such Commercial Mortgage Loan, any prepayment premium and yield maintenance charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

51. If such Commercial Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Commercial Mortgage Loan permits defeasance (1) no earlier than two years after any securitization of such Commercial Mortgage Loan and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Commercial Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Commercial Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Commercial Mortgage Loan documents contain certain provisions pursuant to which the lender can require)
(a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Commercial Mortgage Loan for the remainder of its term, (b) an opinion of counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from each applicable Rating Agency that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to any certificates backed by the related Commercial Mortgage Loan.

52. The originator of such Commercial Mortgage Loan was authorized to do business in the jurisdiction in which the related Underlying Mortgaged Property is located at all times when it originated and held the Commercial Mortgage Loan.


                               Schedule 1(a)-11

53. Neither Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Commercial Mortgage Loan.

54. The related Underlying Mortgaged Property is not encumbered, and none of the Commercial Mortgage Loan documents permits the related Underlying Mortgaged Property to be encumbered without the prior written consent of the holder of such Commercial Mortgage Loan, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage.

55. Each related Underlying Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

56. An appraisal of the related Underlying Mortgaged Property was conducted within 12 months of the origination of the Commercial Mortgage Loan, which appraisal is signed by a qualified appraiser who had no interest, direct or indirect, in the Underlying Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraisal and appraiser both satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Commercial Mortgage Loan was originated.

57. The related Commercial Mortgage Loan documents require the Mortgagor to provide the mortgagee with certain financial information at the times required under the related Commercial Mortgage Loan documents.

58. The related Underlying Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Underlying Mortgaged Property is currently being utilized.

59. Each Underlying Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the title policy referred to herein or otherwise bonded at least 125% of the lien liability.

60. Reserved.

61. Each Commercial Mortgage Loan has a Loan-to-Value Ratio of 90% or less.

62. With respect to each related Underlying Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

(ii) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the origination date and such Ground Lease permits the interest of the lessee


                               Schedule 1(a)-12
thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the origination date.

(iii) Upon the foreclosure of the Commercial Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).

(iv) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

(v) To Seller's knowledge after due inquiry, Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

(vi) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

(vii) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Underlying Mortgaged Property is subject.

(viii) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

(ix) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the Mortgage.

(x) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Underlying Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Commercial Mortgage Loan, together with any accrued


                               Schedule 1(a)-13
interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Underlying Mortgaged Property to the outstanding principal balance of such Commercial Mortgage Loan).

(xi) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

(xii) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

63. The Mortgagor under such Mortgage Loan is not an Affiliate of the Seller.

64. Except as disclosed in the summary information delivered to the Buyer, no Purchased Asset has been acquired by an Affiliate other than a direct parent of the Seller.


                               Schedule 1(a)-14

                                                                 Schedule 1(b)


                         REPRESENTATIONS AND WARRANTIES

              RE: PURCHASED ASSETS CONSISTING OF JUNIOR INTERESTS


         Seller represents and warrants to Buyer, with respect to each Purchased Asset which is a Junior Interest, that except as specifically disclosed to and approved by Buyer in accordance with the Repurchase Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Facility Documents or any Transaction hereunder is in full force and effect the representations set forth on this Schedule 1(b) shall be true and correct in all material respects. For purposes of this Schedule 1(b) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Purchased Asset which is a Junior Interest if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset.

1. With respect to each Underlying Mortgage Loan and Underlying Mortgaged Property related to each Junior Interest, the representations and warranties set forth on Schedule 1(a) are true and correct in all material respects.

2. The Junior Interest is (a) a junior participation interest in a Commercial Mortgage Loan or a Mezzanine Loan or (b) a "B-note" in an "A/B structure" in a Commercial Mortgage Loan or a Mezzanine Loan.

3. Each Junior Interest has a Loan-to-Value Ratio of 90% or less.

4. Seller has delivered to Buyer or its designee the original promissory note, certificate or other similar indicia of ownership of such Junior Interest, however denominated, together with an original assignment thereof, executed by Seller in blank, or, with respect to a participation interest, reissued in Buyer's name (or such other name as designated by the Buyer).

5. No default or event of default has occurred under any agreement pertaining to any lien or other interest that ranks pari passu with or senior to the interests of the holder of such Junior Interest in respect of the related Underlying Mortgaged Property and there is no provision in any such agreement which would provide for any increase in the principal amount of any such lien or other interest.

6. To Seller's knowledge after due inquiry, no (i) monetary default, breach or violation exists with respect to any agreement or other document governing or pertaining to such Junior Interest, the related Commercial Mortgage Loan, the related Mezzanine Loan or any other obligation of the owner of the Underlying Mortgaged Property, (ii) material non-monetary default, breach or violation exists with respect to such Junior Interest, the related Commercial Mortgage Loan, the related Mezzanine Loan or any other obligation of the owner of the Underlying Mortgaged Property, or (iii) event which, with the passage of time or with notice and


                               Schedule 1(b)-1
the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

7. Such Junior Interest has not been and shall not be deemed to be a Security within the meaning of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

8. No issuer of the Purchased Asset, no co-participant and no Mortgagor related to any Underlying Mortgage Loan, is a debtor in any state or federal bankruptcy or insolvency proceeding.

9. The Mortgagor related to an Underlying Mortgage Loan is not an Affiliate of the Seller.

10. Except as disclosed in the summary information delivered to the Buyer, no Purchased Asset has been acquired by an Affiliate other than a direct parent of the Seller.


                               Schedule 1(b)-2

                                                                 Schedule 1(c)


                        REPRESENTATIONS AND WARRANTIES

              RE: PURCHASED ASSETS CONSISTING OF MEZZANINE LOANS


         Seller represents and warrants to Buyer, with respect to each Purchased Asset which is a Mezzanine Loan, that except as specifically disclosed to and approved by Buyer in accordance with the Repurchase Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Facility Documents or any Transaction hereunder is in full force and effect the representations set forth on this Schedule 1(c) shall be true and correct in all material respects. For purposes of this Schedule 1(c) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Purchased Asset which is a Mezzanine Loan if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset.

1. The Mezzanine Loan is a performing mezzanine loan secured by a pledge of all of the Capital Stock of a Mortgagor that owns income producing commercial real estate.

2. Such Mezzanine Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such Mezzanine Loan.

3. Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such Mezzanine Loan, and Seller is transferring such Mezzanine Loan free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Mezzanine Loan. Upon consummation of the purchase contemplated to occur in respect of such Mezzanine Loan on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Mezzanine Loan free and clear of any pledge, lien, encumbrance or security interest.

4. No fraudulent acts were committed by Seller in connection with its acquisition or origination of such Mezzanine Loan nor were any fraudulent acts committed by any Person in connection with the origination of such Mezzanine Loan.

5. All information contained in the related Asset File, Closing Data Tape and Purchased Asset Schedule (or as otherwise provided to Buyer) in respect of such Mezzanine Loan is accurate and complete in all material respects.

6. Except as included in related Asset File, Closing Data Tape and Purchased Asset Schedule, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Mezzanine Loan and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.


                               Schedule 1(c)-1

7. Such Mezzanine Loan is presently outstanding, the proceeds thereof have been fully and properly disbursed and, except for amounts held in escrow by Servicer, there is no requirement for any future advances thereunder.

8. Seller has full right, power and authority to sell and assign such Mezzanine Loan and such Mezzanine Loan or any related Mezzanine Loan Document has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

9. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the Mezzanine Loan Documents, no consent or approval by any Person is required in connection with Seller's sale and/or Buyer's acquisition of such Mezzanine Loan, for Buyer's exercise of any rights or remedies in respect of such Mezzanine Loan or for Buyer's sale, pledge or other disposition of such Mezzanine Loan. No third party holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

10. The Mezzanine Loan is secured by a pledge of equity ownership interests in the related Mortgagor under the Underlying Mortgage Loan or a direct or indirect owner of the related Mortgagor and the security interest created thereby has been fully perfected in favor of the originator and its successors and assigns.

11. The owner of the Underlying Mortgaged Property has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with requisite power and authority to own its assets and to transact the business in which it is now engaged, the sole purpose of the owner of the Underlying Mortgaged Property under its organizational documents is to own, finance, sell or otherwise manage the Properties and to engage in any and all activities related or incidental thereto, and the Mortgaged Properties constitute the sole assets of the owner of the Underlying Mortgaged Property.

12. The owner of the Underlying Mortgaged Property has good and marketable title to the Underlying Mortgaged Property, no claims under the title policies insuring the owner of the Underlying Mortgaged Property's title to the Properties have been made, and the owner of the Underlying Mortgaged Property has not received any written notice regarding any material violation of any easement, restrictive covenant or similar instrument affecting the Underlying Mortgaged Property.

13. To Seller's actual knowledge after due inquiry, the representations and warranties made by the borrower (the "Mezzanine Borrower") in the Mezzanine Loan Documents were true and correct in all material respects as of the date such representations and warranties were stated to be true therein, and there has been no adverse change with respect to the Mezzanine Loan, the Mezzanine Borrower, the Underlying Mortgaged Property or the owner of the Underlying Mortgaged Property that would render any such representation or warranty not true or correct in any material respect as of the Purchase Date.


                               Schedule 1(c)-2

14. The Mezzanine Loan Documents provide for the acceleration of the payment of the unpaid principal balance of the Mezzanine Loan if (i) the related borrower voluntarily transfers or encumbers all or any portion of any related Mezzanine Collateral, or (ii) any direct or indirect interest in the related borrower is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the related loan documents.

15. Pursuant to the terms of the Mezzanine Loan Documents: (a) no material terms of any related Mortgage may be waived, canceled, subordinated or modified in any material respect and no material portion of such Mortgage or the Underlying Mortgaged Property may be released without the consent of the holder of the Mezzanine Loan; (b) no material action may be taken by the owner of the Underlying Mortgaged Property with respect to the Underlying Mortgaged Property without the consent of the holder of the Mezzanine Loan; (c) the holder of the Mezzanine Loan is entitled to approve the budget of the owner of the Underlying Mortgaged Property as it relates to the Underlying Mortgaged Property; and (d) the holder of the Mezzanine Loan's consent is required prior to the owner of the Underlying Mortgaged Property incurring any additional indebtedness.

16. There is no (i) monetary default, breach or violation with respect to such Mezzanine Loan, the Underlying Mortgage Loan or any other obligation of the owner of the Underlying Mortgaged Property, (ii) material non-monetary default, breach or violation with respect to such Mezzanine Loan, the Underlying Mortgage Loan or any other obligation of the owner of the Underlying Mortgaged Property or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

17. To Seller's knowledge after due inquiry, no default or event of default has occurred under any agreement pertaining to any lien or other interest that ranks pari passu with or senior to the interests of the holder of such Mezzanine Loan or with respect to any Underlying Mortgage Loan or other indebtedness in respect of the related Underlying Mortgaged Property and there is no provision in any agreement related to any such lien, interest or loan which would provide for any increase in the principal amount of any such lien, other interest or loan.

18. Seller's security interest in the Mezzanine Loan is covered by a UCC-9 insurance policy (the "UCC-9 Policy") in the maximum principal amount of the Mezzanine Loan insuring that the related pledge is a valid first priority lien on the Mezzanine Collateral, subject only to the exceptions stated therein (or a pro forma title policy or marked up title insurance commitment on which the required premium has been paid exists which evidences that such UCC-9 Policy will be issued), such UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, no material claims have been made thereunder and no claims have been paid thereunder, Seller has not done, by act or omission, anything that would materially impair the coverage under the UCC-9 Policy and as of the Purchase Date, the UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of Buyer without the consent of or notice to the insurer.


                               Schedule 1(c)-3

19. The Mezzanine Loan, and each party involved in the origination of the Mezzanine Loan, complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

20. Seller has delivered to Buyer or its designee the original promissory note made in respect of such Mezzanine Loan, together with an original assignment thereof executed by Seller in blank.

21. The Seller has not received any written notice that the Mezzanine Loan may be subject to reduction or disallowance for any reason, including without limitation, any setoff, right of recoupment, defense, counterclaim or impairment of any kind.

22. The Seller has no obligation to make loans to, make guarantees on behalf of, or otherwise extend credit to, or make any of the foregoing for the benefit of, the Mezzanine Borrower or any other person under or in connection with the Mezzanine Loan.

23. The servicing and collection practices used by the servicer of the Mezzanine Loan, and the origination practices of the related originator, have been in all respects legal, proper and prudent and have met customary industry standards by prudent institutional commercial mezzanine lenders and mezzanine loan servicers except to the extent that, in connection with its origination, such standards were modified as reflected in the documentation delivered to Buyer.

24. If applicable, the ground lessor consented to and acknowledged that (i) the Mezzanine Loan is permitted / approved, (ii) any foreclosure of the Mezzanine Loan and related change in ownership of the ground lessee will not require the consent of the ground lessor or constitute a default under the ground lease, (iii) copies of default notices would be sent to Mezzanine Lender and (iv) it would accept cure from Mezzanine Lender on behalf of the ground lessee.

25. To the extent the Buyer was granted a security interest with respect to the Mezzanine Loan, such interest (i) was given for due consideration, (ii) has attached, (iii) is perfected, (iv) is a first priority Lien, and (v) has been appropriately assigned to the Buyer by the owner of the Underlying Mortgaged Property.

26. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Mezzanine Loan.

27. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Mezzanine Loan is or may become obligated which could reasonably be expected to materially and adversely affect the Mezzanine Loan or the Underlying Mortgage Loan.

28. Seller has not advanced funds, or knowingly received any advance of funds from a party other than the borrower relating to such Mezzanine Loan, directly or indirectly, for the payment of any amount required by such Mezzanine Loan.



                               Schedule 1(c)-4

29. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on any related Underlying Mortgaged Property and that for the related Purchased Asset have become delinquent in respect of such Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

30. To seller's actual knowledge after due inquiry, each related Underlying Mortgaged Property is free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Underlying Mortgaged Property as security for the related Underlying Mortgage Loan and there is no proceeding pending or threatened for the total or partial condemnation of such Underlying Mortgaged Property.

31. All insurance coverage required under the Mezzanine Loan Documents and/or any Mortgage Loan related to the Underlying Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Underlying Mortgaged Property, or (ii) the outstanding principal balance of the Underlying Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Underlying Mortgaged Property, all of which was in full force and effect with respect to each related Underlying Mortgaged Property; and, as of the Purchase Date for the related Purchased Asset, all insurance coverage required under the Mezzanine Loan Documents and/or any Underlying Mortgage Loan related to the Underlying Mortgaged Property, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, is in full force and effect with respect to each related Underlying Mortgaged Property; all premiums due and payable for the related Purchased Asset have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the Mezzanine Loan Documents and/or any Underlying Mortgage Loan related to the Underlying Mortgaged Property, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Underlying Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Underlying Mortgage Loan, subject in either case to requirements with respect to leases at the related Underlying Mortgaged Property and to other exceptions customarily provided for by


                               Schedule 1(c)-5
prudent institutional lenders for similar loans. The Underlying Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Underlying Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Underlying Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Underlying Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or "BBB-" (or the equivalent) from S&P and Fitch or "Baa3" (or the equivalent) from Moody's. If the Underlying Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Underlying Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Underlying Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Underlying Mortgaged Property.

32. The insurance policies contain a standard mortgagee clause naming the mortgagee, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

33. There is no material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Underlying Mortgaged Property; neither Seller nor the owner of the Underlying Mortgaged Property has taken any actions which would cause the Underlying Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the Mortgagor to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

34. No borrower under the Mezzanine Loan nor any Mortgagor under any Underlying Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

35. Each related Underlying Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.


                               Schedule 1(c)-6

36. There are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Underlying Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Underlying Mortgaged Property. The Mezzanine Loan Documents and the Underlying Mortgage Loan documents require the Underlying Mortgaged Property to comply with all applicable laws and ordinances.

37. None of the material improvements which were included for the purposes of determining the appraised value of any related Underlying Mortgaged Property at the time of the origination of the Mezzanine Loan or any related Underlying Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Underlying Mortgaged Property or the related Mortgagor's use and operation of such Underlying Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

38. As of the Purchase Date, there was no pending action, suit or proceeding, or governmental investigation of which the Seller, the Mezzanine Borrower or the owner of the Underlying Mortgaged Property has received notice, against the Mortgagor or the related Underlying Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect the Mezzanine Loan or the Underlying Mortgage Loan.

39. The improvements located on the Underlying Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Underlying Mortgage Loan, (ii) the value of such improvements on the related Underlying Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

40. Except for Mortgagors under Underlying Mortgage Loans the Underlying Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Underlying Mortgaged Property.

41. The related Underlying Mortgaged Property is not encumbered, and none of the Mezzanine Loan Documents or any Underlying Mortgage Loan documents permits the related Underlying Mortgaged Property to be encumbered subsequent to the Purchase Date of the related Purchased Asset without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after such Purchase Date).


                               Schedule 1(c)-7

42. Each related Underlying Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

43. An appraisal of the related Underlying Mortgaged Property was conducted within 12 months of the origination of the Commercial Mortgage Loan, which appraisal is signed by a qualified appraiser who had no interest, direct or indirect, in the Underlying Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraisal and appraiser both satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Underlying Mortgage Loan was originated.

44. The related Underlying Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Underlying Mortgaged Property is currently being utilized.

45. To the extent required under applicable law, Seller is authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the Mezzanine Loan.

46. The Mezzanine Collateral does not secure any mezzanine loan other than the Mezzanine Loan being transferred and assigned to the Buyer hereunder (except for Mezzanine Loans, if any, which are cross-collateralized with other Mezzanine Loans being conveyed to the Buyer or subsequent transferee hereunder and identified on the Purchased Asset Schedule).

47. Pursuant to the terms of the Mezzanine Loan Documents, the Seller satisfied any transfer conditions or requirements (or such conditions or requirements were validly waived by any requisite parties) in the Mezzanine Loan Documents with respect to the sale of the Mezzanine Loan to the Buyer.

48. Each Mezzanine Loan has a Loan-to-Value Ratio of 90% or less

49. With respect to each related Underlying Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

         (i) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the origination date of the related Purchased Asset and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the origination date.

         (ii) Upon the foreclosure of the Underlying Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee


                               Schedule 1(c)-8
under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).

         (iii) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the mortgagee and
(iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

         (iv) Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

         (v) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

         (vi) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Underlying Mortgaged Property is subject.

         (vii) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

         (viii) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the Mortgage.

         (ix) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Underlying Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Underlying Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related


                               Schedule 1(c)-9

Underlying Mortgaged Property to the outstanding principal balance of such Underlying Mortgage Loan).

         (x) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

         (xi) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

50. The Transactions under this Repurchase Agreement constitute a sale of, or creates a valid, first priority security interest in favor of the Buyer, in the Mezzanine Loans.

51. The Mortgagor of the Underlying Mortgage Loan is not an Affiliate of the Seller.

52. Except as disclosed in the summary information delivered to the Buyer, no Purchased Asset has been acquired by an Affiliate other than a direct parent of the Seller.


                               Schedule 1(c)-10

                                                                 Schedule 1(d)


                                   Reserved


                               Schedule 1(d)-11

                                                                 Schedule 1(e)


                        REPRESENTATIONS AND WARRANTIES

                 RE: PURCHASED ASSETS CONSISTING OF SECURITIES


         Seller represents and warrants to Buyer, with respect to each Purchased Asset which is a Security, that except as specifically disclosed to and approved by Buyer in accordance with the Repurchase Agreement, as of the Purchase Date for each such Purchased Asset by Buyer from Seller and as of the date of each Transaction hereunder and at all times while the Facility Documents or any Transaction hereunder is in full force and effect the representations set forth on this Schedule 1(d) shall be true and correct in all material respects. For purposes of this Schedule 1(d) and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Purchased Asset which is a Security if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset.

1. The CMBS Security consists of pass-through certificates Rated no lower than [ ] representing beneficial ownership interests in one or more first lien mortgage loans secured by commercial and/or multifamily properties.

2. Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such Security, and Seller is transferring such Security free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Security.

3. Seller has full right, power and authority to sell and assign such Security and such Security has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

4. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related documents governing such Security, no consent or approval by any Person is required in connection with Buyer's acquisition of such Security, for Buyer's exercise of any rights or remedies in respect of such Security or for Buyer's sale or other disposition of such Security. No third party holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

5. Upon consummation of the purchase contemplated to occur in respect of such Security on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Security free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature.


                               Schedule 1(e)-1

6. The Security is a certificated security in registered form, or is in uncertificated form and held through the facilities of (a) The Depository Trust Corporation in New York, New York, or (b) such other clearing organization or book-entry system as is approved in writing by the Buyer.

7. With respect to any Security that is a certificated security, Seller has delivered to Buyer or its designee such certificated security, along with any and all certificates, assignments, bond powers executed in blank, necessary to transfer such certificated security under the issuing documents of such Security.

8. All information contained in the related Asset File, Closing Data Tape and Purchased Asset Schedule (or as otherwise provided to Buyer) in respect of such Security is accurate and complete in all material respects.

9. As of the date of its issuance, such Security complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the issuance thereof including, without limitation, any registration requirements of the Securities Act of 1933, as amended.

10. Except as included in related Asset File, Closing Data Tape and Purchased Asset Schedule, there is no document that by its terms modifies or affects the rights and obligations of the holder of such Security, the terms of the related pooling and servicing agreement or any other agreement relating to the Security, and, since issuance, there has been no material change or waiver to any term or provision of any such document, instrument or agreement.

11. To Seller's actual knowledge after due inquiry, there is no (i) monetary default, breach or violation exists with respect to any Governing Agreement or other document governing or pertaining to such Security, (ii) material non-monetary default, breach or violation exists with respect to any such Governing Agreement or other document or other document governing or pertaining to such Security, or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such documents or agreements.

12. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for any transfer or assignment of such Security.

13. Except as disclosed in the Asset File, Closing Data Tape and Purchased Asset Schedule, (i) no interest shortfalls have occurred and no realized losses have been applied to any Security or otherwise incurred with respect to any mortgage loan related to such Security nor any class of Security issued under the same governing documents as any Security, and (ii) the Seller is not aware of any circumstances that could have a material adverse effect on the Security.

14. There are no circumstances or conditions with respect to the Security, the Underlying Mortgaged Property or the related Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Security as an unacceptable investment or adversely affect the value or marketability of the Security.


                               Schedule 1(e)-2

15. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Security is or may become obligated.

16. There is no material inaccuracy in any servicer report or trustee report delivered to it (and, in turn, delivered pursuant to the terms of this Repurchase Agreement) in connection with such Security.

17. No servicer of the Security has made any advances, directly or indirectly, with respect to the Security or to any mortgage loan relating to such Security.

18. Except as disclosed in the summary information delivered to the Buyer, no Purchased Asset has been acquired by an Affiliate other than a direct parent of the Seller.


                               Schedule 1(e)-3

                                  Sch. 1(f)-1

                                  SCHEDULE 2

                                 INDEBTEDNESS

Seller's borrowings as of December 31, 2006 are summarized as follows:



---------------------------- ------------- ------------- ------------- ------------ ----------------- --------------- --------------
                             Reverse       Credit         Commercial    CDOs         Senior            Trust           Total
                             Repurchase    Facilities     Mortgage                   Unsecured         Preferred       Borrowings
                             Agreements                   Loan Pools                 Notes             Securities
---------------------------- ------------- ------------- ------------- ------------ ----------------- --------------- --------------


Outstanding Borrowings       $799,669      $75,447       $1,250503     $1,812,574   $75,000           $180,477        $4,193,670
---------------------------- ------------- ------------- ------------- ------------ ----------------- --------------- --------------


Weighted average borrowing   5.37%         6.69%         3.99%         6.02%        7.20%             7.64%           5.39%
rate
---------------------------- ------------- ------------- ------------- ------------ ----------------- --------------- --------------


Weighted average remaining   78 days       193 days      5.8 years     7.0 years    10.0 years        29.1 years      6.3 years
maturity
---------------------------- ------------- ------------- ------------- ------------ ----------------- --------------- --------------


Estimated fair value of      $854,074      $88,876       $1,271,014    $2,096,455           -                  -      $4,310,419
assets pledged
---------------------------- ------------- ------------- ------------- ------------ ----------------- --------------- --------------





                                   Sch. 2-1

                                   SCHEDULE 3




                            UCC FILING JURISDICTIONS




                  Maryland


                                   Sch. 3-1

                                   SCHEDULE 4




                           AUTHORIZED REPRESENTATIVES




SELLER NOTICES


Name: Richard Shea, Esq                 Address:     Anthracite Capital, Inc.
Telephone: 212.810.5579                 c/o Blackrock Financial Management, Inc.
Facsimile: 212.810.8758                 55 East 52nd Street
                                        New York, New York 10055




SELLER AUTHORIZATIONS


Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Repurchase Agreement:




          Name                         Title                   Signature
--------------------------- ----------------------------- ----------------------


Christopher A. Milner       Chief Executive Officer

Richard Shea                President and Chief
                              Operating Officer

Vincent B. Tritto           Secretary







                                   Sch. 4-1

BUYER NOTICES




Name:  Francis Gilhool           Address:         Lehman Commercial Paper Inc.
                                                  Lehman Commercial Paper, Inc.
                                                  399 Park Avenue
                                                  New York, New York 10022



BUYER AUTHORIZATIONS


Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Buyer under this Repurchase Agreement:



          Name                         Title                   Signature
--------------------------- ----------------------------- ----------------------

Francis Gilhool







                                   Sch. 4-2

                                   Sch. 5-1


                                   SCHEDULE 5




                              RESPONSIBLE OFFICERS


Christopher A. Milner - Chief Executive Officer


Richard Shea - President and Chief Operating Officer


Vincent B. Tritto - Secretary







                                   Sch. 5-1

                                    Exh. A-5


                                                                       EXHIBIT A
                                                                       ---------


                       FORM OF OPINION OF SELLER'S COUNSEL




                                                                 _________, ____



Lehman Commercial Paper Inc.
[         ]




Ladies and Gentlemen:




We have acted as counsel to Anthracite Capital, Inc. ("Seller") in connection with the sale and repurchase by Seller of certain assets (the "Eligible Assets") purchased from time to time (each such date, a "Purchase Date") by Lehman Commercial Paper Inc. ("Buyer") pursuant to a Master Repurchase Agreement, dated as of [ ], 200[ ], between Seller and Buyer (the "Master Repurchase Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

We have acted as counsel to Seller in connection with the preparation, execution and delivery of, and the initial purchase of Eligible Assets made under, the Master Repurchase Agreement


In connection with rendering this opinion, we have examined such documents as we have deemed necessary or advisable, including the following documents:


a. The Facility Documents;

b. The organizational documents of Seller;

c. The certified Consents of the Officer of Seller relating to the transactions provided for in the Facility Documents;

d. A copy of a UCC-1 financing statement describing the Repurchase Assets naming Seller as debtor and Buyer as secured party, which will be filed under the Uniform Commercial Code as in effect in the State of ___________ with the office of the [Secretary of the State] of _________ (the "Filing Office") on or about ________ __, 20__ (the "Financing Statement");

e. The reports attached hereto as Exhibit A (the "Search Reports"), which set forth the results of an examination conducted by [Federal Research Corporation] of all currently indexed UCC-1 financing statements naming Seller as debtor that are on file in the Filing Office;

f. Good standing certificates, as of a recent date, for Seller from each of the States listed on Schedule 1 attached hereto; and

g. The certificates, letters and opinions required to be furnished by Seller and others in connection with the execution of the Facility Documents, and the additional certificates, letter and documents delivered by or on behalf of such parties concurrently herewith.



                                   Exh. A-1

For purposes of the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based solely upon the foregoing, we are of the opinion that:

1.    Seller is a [[   ]], duly organized, validly existing and in good standing
under the laws of the State of [[ ]], and has the corporate power and authority to own its properties and transact the business in which it is engaged. Seller is duly qualified as a foreign [[ ]] to transact business in, and is in good standing under, the laws of each state in which a mortgaged property is located or is otherwise exempt under applicable law from such qualification. The principal place of business of Seller is located at
___________.

2.    Reserved.

3. Seller has the power to engage in the transactions contemplated by the Facility Documents, and has all requisite power, authority and legal right to execute and deliver the Facility Documents, to transfer and deliver the Repurchase Assets and to perform and observe the terms and conditions of the Facility Documents.

4.    Reserved.

5. The Facility Documents have been duly and validly authorized, executed and delivered by each of Seller, and are valid, legal and binding agreements, enforceable against Seller in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally, none of which will materially interfere with the realization of the benefits provided thereunder or with Buyer's ownership of the Purchased
Assets.




6. No consent, approval, authorization or order of, or notice, filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by such entity with, the Facility Documents, or the transfer of the Repurchase Assets or the consummation of the transactions contemplated by the Facility Documents.

7. Neither the transfer or delivery of the Purchased Assets, nor the consummation of any other of the transactions contemplated in the Facility Documents, nor the fulfillment of the terms of the Facility Documents will result in a breach of or constitutes or will constitute a default under (a) the charter or by-laws of Seller, or the terms of any material indenture or other agreement or instrument to which Seller is a party or by which it is bound or to which it is subject, (b) any contractual or legal restriction contained in any indenture, mortgage, deed of trust, agreement, instrument or other similar document to which Seller is a party or by which it is bound or to which it is subject, or (c) any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which Seller or any of its properties is subject or by which it is bound.

8. There are no actions, suits, proceedings or investigations pending or, to the best of our knowledge, threatened against Seller that, in our judgment, either in any one instance or in the

                                   Exh A-2
aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Seller or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted or in any material liability on the part of Seller that would draw into question the validity of the Facility Documents, or of any action taken or to be taken in connection with the transactions contemplated thereby, or that would be likely to impair materially the ability of Seller to perform under the terms of, the Facility Documents.

9. The conveyance of each Purchased Asset as and in the manner contemplated by the Facility Documents is sufficient fully to transfer to Buyer all right, title and interest of Seller thereto as owner, noteholder and mortgagee, or in the alternative, a security interest therein.

10. The Repurchase Agreement is effective to create, in favor of the Buyer, a valid "security interest" as defined in Section 1-201(37) of the Uniform Commercial Code in all of the right, title and interest of the Seller in, to and under the Repurchase Assets, except that (a) such security interests will continue in Repurchase Assets after its sale, exchange or other disposition only to the extent provided in Section 9-315 of the Uniform Commercial Code,
(b) the security interests in Repurchase Assets in which the Seller acquires rights after the commencement of a case under the Bankruptcy Code in respect of the Seller may be limited by Section 552 of the Bankruptcy Code.

11. When the Mortgage Notes are delivered to the Custodian, endorsed in blank by a duly authorized officer of Seller, the security interest referred to in
Section 10 above in the Mortgage Notes will constitute a fully perfected first-priority security interest in all right, title and interest of Seller therein.


12.   (a)    Upon the filing of Financing Statements with the Filing Office, the security interests referred to in Section 9 above will constitute a fully perfected security interest under the Uniform Commercial Code in all right, title and interest of Seller in, to and under such Repurchase Assets, to the extent that a security interest therein can be perfected by filing under the Uniform Commercial Code.




      (b)    Reserved

      (c) The UCC Search Report sets forth the proper filing offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule 1 financing statements covering the Repurchase Assets as of the dates and times specified on Schedule 2. The UCC Search Report identifies no Person who has filed in any Filing
      Office a financing statement describing the Repurchase Assets prior to the effective dates of the UCC Search Report.

13. Seller is not an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

14. The provisions of the Control Agreement are effective to cause the security interest of the Buyer in the Collection Account to be a fully perfected first-priority security interest therein.

                                   Exh. A-3

          This opinion letter is made for the benefit of and can be relied on by the addressee hereof, its successors and/or assigns, and any future participant of Buyer's interest under the Repurchase Agreement.




                                               Very truly yours,


                                               _________________________________


                                   Exh. A-4

                                                                       EXHIBIT B
                                                                       ---------




          SECURITIES ACCOUNT CONTROL AGREEMENT, dated as of [ ], 200[ ], as amended from time to time (the "Agreement"), among Lehman Commercial Paper Inc. (the "Buyer") and Anthracite Capital, Inc. (the "Seller"), [[ ] (the "Servicer")] and [ ] (the "Securities Intermediary").

          WHEREAS, the Seller and the Buyer, have entered into that certain Repurchase Agreement, dated as of [ ], 200[ ] as amended from time to time (the "Repurchase Agreement") pursuant to which the Buyer may enter into a Transaction (as defined therein) secured by, among other things, the payments made on account of Purchased Assets sold to the Buyer under the Repurchase Agreement ("Distributions");

          WHEREAS, the [Servicer] [Seller] has established that certain account, Account No: [ ] in the name of the [Servicer] [Seller] for the benefit of Buyer [and Seller] as [its] [their] interests may appear, with the Securities Intermediary, ABA #[ ], subject to the security interest of the Buyer, with the Securities Intermediary pursuant to the Repurchase Agreement (the "Securities Account");

          WHEREAS, pursuant to the Transaction, all Income is required to be deposited into the Securities Account identified below upon receipt by the Seller [or Servicer];

          WHEREAS, the Seller [or Servicer] shall direct the Securities Intermediary to invest such Income in accordance with the Repurchase Agreement; and

          WHEREAS, the Seller [and Servicer] [has] [have] granted to the Buyer a security interest in the Securities Account and all financial assets credited thereto and amounts held therein;

          NOW, THEREFORE, the parties hereby agree as follows:

          (a) Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned in the Repurchase Agreement.

          (b) Transfers To and From Securities Account; Control. The parties agree that: (a) Income received by the Bank for credit to the Securities Account are, except as provided below, for application as instructed by the Seller [or Servicer]; (b) the Bank shall transfer funds from the Securities Account in accordance with such instructions until the Bank receives notice from the Buyer that an event of default has occurred and is continuing under the Repurchase Agreement (a "Notice of Event of Default"); and (c) upon the Bank's receipt of a Notice of Event of Default, the Bank shall (i) in no event
(A) transfer funds from the Securities Account to Seller [or the Servicer],
(B) act on the instruction of Seller [or the Servicer], or (C) cause or permit withdrawals from the Securities Account in any manner not approved by the Buyer in writing and (ii) comply with instructions originated by the Buyer concerning the disposition of funds in the Securities Account without further consent of Seller [or the Servicer].

          (c) Entitlement Orders; Instructions. (i) If at any time the Securities Intermediary shall receive any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) from the Buyer, the Securities Intermediary shall comply with such entitlement order without further consent by Seller[, Servicer] or any other person.

       (ii) If at any time prior to receipt by the Securities Intermediary of a notice from the Buyer in substantially the form of Exhibit A hereto (a "Notice of Exclusive Control"), the Securities Intermediary shall receive any entitlement order or other written instruction from the Seller [or the Servicer] including without limitation directing the transfer or redemption of any financial asset credited to the Securities Account, the Securities Intermediary shall comply with such entitlement order or written instruction without further consent by the Buyer or any other person.

          (c) Upon receipt by the Securities Intermediary of a Notice of Exclusive Control, the Securities Intermediary shall cease complying with Seller's [or Servicer's] entitlement orders and other written instructions given by the Seller [or the Servicer] with respect to the Securities Account. Without limitation of the foregoing, in the event of a conflict between a Notice of Exclusive Control or another entitlement order originated by the Buyer, on the one hand, and an entitlement order originated by Seller [or the Servicer], on the other hand, the Notice of Exclusive Control or other entitlement order originated by the Buyer shall prevail.

          (d) The Securities Intermediary shall have no obligation to invest or reinvest any cash held in the Securities Account in the absence of timely and specific written investment directions from Seller [or the Servicer]. In no event shall the Securities Intermediary be liable for the selection of investments or for investment losses incurred thereon. The Securities Intermediary shall have no liability in respect of losses incurred as a results of the liquidation of any investment prior to its stated maturity or the failure of Seller [or the Servicer] to provide timely written investment direction.

           (e) The Securities Intermediary or its affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Intermediary's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the investments, (ii) using affiliates to effect transactions in certain investments and (iii) effecting transactions in certain investments.

          (d) Certain Agreements Concerning Securities Account. The Securities Intermediary hereby confirms and agrees that:

       (i) The Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Buyer;

       (ii) There are no other agreements entered into between the Securities Intermediary and Seller [or the Servicer] with respect to the Securities Account;

       (iii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities Account and/or any funds held therein pursuant to which it has agreed, or will agree, to comply with orders or written instructions of such other person; and

       (iv) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with Seller [or the Servicer] purporting to limit or condition the obligation of the Securities Intermediary to comply with orders and other written instructions of the Buyer as set forth in Section 2 above.

          (e) Subordination of Lien; Waiver of Set-Off. (i) In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any financial assets credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Buyer. The financial assets credited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Buyer (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds, or (iii) other returned items or mistakes made in crediting the Securities Account).

       (ii) Seller [and the Servicer] hereby authorize the Securities Intermediary, without prior notice, from time to time to debit any other account Seller [or the Servicer] may have with the Securities Intermediary pursuant to the Repurchase Agreement for the amount due the Securities Intermediary hereunder.

          (f) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE "SECURITY
INTERMEDIARY'S JURISDICTION."

          (g) Conflict with Other Agreements. (i) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement between Seller [or the Servicer] and the Securities Intermediary now existing or hereafter entered into, the terms of this Agreement shall prevail.

       (ii) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

          (h) Adverse Claims. Except for the claims and interest of the Buyer, [the Servicer] and of the Seller in the Securities Account, the Securities Intermediary does not have actual knowledge of any claim to, or interest in, the Securities Account or in financial assets credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or against any financial assets credited thereto, the Securities Intermediary, upon receipt of written notice, will promptly notify the Buyer, [the Servicer] and the Seller thereof.

          (i) Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

          (j) Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed, to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below:

          Seller:

                  [          ]
                  Attention:
                  Phone Number:
                  Fax Number:

          Servicer:

                  [           ]
                  Attention:
                  Phone Number:
                  Fax Number:

          with copies to the Buyer at the address below

          Buyer:

                  Lehman Commercial Paper Inc.
                  [     ]
                  Attention:  [      ]
                  Phone Number:  [      ]
                  Fax Number:  [        ]

          Securities Intermediary:

                  [           ]
                  Attention:
                  Phone Number:
                  Fax Number:

          Any party may change its address for notices in the manner set forth above.

          (k) Termination. The obligations of the Securities Intermediary to the Buyer pursuant to this Agreement shall continue in effect until the Buyer has notified the Securities Intermediary of such termination in writing. The Buyer agrees with the Seller [and the Servicer] to provide Notice of Termination in substantially the form of Exhibit B hereto to the Securities

Intermediary on or after the termination of the Buyer's security interest in the Securities Account pursuant to, or as otherwise provided by, the terms of the Repurchase Agreement.

          (l) Limitation of Liability; Indemnification of the Bank. Seller[, the Servicer] and the Buyer hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Seller[, the Servicer] and the Buyer arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary's bad faith, willful misconduct or negligence and (b) the Seller[, the Servicer,] [its] [their] successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any loss, liability or expense incurred without bad faith, willful misconduct or negligence on the part of the Securities Intermediary, its officers, directors and agents, arising out of or in connection with the execution and performance of this Agreement or the maintenance of the Securities Account, including the costs and expenses of defending themselves against any claim or liability in connection with the performance of any of their powers or duties hereunder. The provisions of this section shall survive the termination of this Agreement and the earlier of the resignation or removal of the Securities Intermediary. [The Securities Intermediary shall be entitled to the same rights, protections, immunities and indemnities afforded to the Custodian under the Custodial Agreement.]

          (m) Counterparts. This Agreement may be executed may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

          (n) Fees and Expenses of Securities Intermediary. Securities Intermediary shall charge such fees for its services under this Agreement as are set forth in a separate fee letter agreement between Securities Intermediary and Seller, the payment of which fees, together with Securities Intermediary's reasonable expenses in connection herewith, shall be solely the obligation of Seller.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Securities Account Control Agreement, all as of the day and year first above written.


                               [               ], as Seller




                               By:______________________________________________
                                    Name:
                                    Title:




                               [                 ], as Servicer




                               By:  ____________________________________________
                                    Name:
                                    Title:




                               LEHMAN COMMERCIAL PAPER INC., as Buyer




                               By:______________________________________________
                                    Name:
                                    Title:




                               [               ], as Securities Intermediary




                               By:______________________________________________
                                    Name:
                                    Title:

                                                                    Exhibit A to
                                            Securities Account Control Agreement
                                            ------------------------------------



                  [LETTERHEAD OF LEHMAN COMMERCIAL PAPER INC.]



                                            [Date]



[SECURITIES INTERMEDIARY]
[Address]
Attention:  __________________



                  Re:  Notice of Exclusive Control
                       ---------------------------



Ladies and Gentlemen:

          As referenced in the Securities Account Control Agreement dated as
of [    ], 200[ ], a copy of which is attached (the "Agreement"), among you, the
undersigned, [    ] (the "Seller") [and [    ] (the "Servicer")], we notify you
that we will hereafter exercise exclusive control over the Securities Account. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Securities Account from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

         You are instructed to deliver a copy of this notice by facsimile transmission to Seller.


                                    Very truly yours,

                                         LEHMAN COMMERCIAL PAPER INC.





                                          By:   ________________________________
                                                Name:
                                                Title:

                                                                    Exhibit B to
                                            Securities Account Control Agreement




                  [LETTERHEAD OF LEHMAN COMMERCIAL PAPER INC.]



                                     [Date]



[SECURITIES INTERMEDIARY]
[Address]
Attention:  __________________




         Notice of Termination of Securities Account Control Agreement




          You are hereby notified that the Securities Account Control
Agreement, dated as of [     ], 200[ ], a copy of which is attached (the
"Agreement"), among you, the undersigned, [     ] (the "Seller") [and [     ]
(the "Servicer")] is terminated and you have no further obligations to the undersigned pursuant to the Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Securities Account from the Seller. This notice terminates any obligations you may have to the undersigned with respect to the Securities Account; provided, however, that nothing contained in this notice shall alter any obligations which you may otherwise owe to the undersigned pursuant to any other agreement.




                                             Very truly yours,


                                             LEHMAN COMMERCIAL PAPER INC.



                                             By:________________________________
                                                  Name:
                                                  Title:




                                    Exh. B-8

                                                                       EXHIBIT C
                                                                       ---------




                         Purchased Asset Schedule Fields







-------------- ----------- ------------- ------------ -------- -------- ------------ ------------ --------------- --------------

                                                                        Original     Current
                                                                        Principal    Principal
                                         Proposed                       Amount of    Amount of
               Property    Name of       Purchase     Asset    Asset    Eligible     Eligible     Anticipated
Loan Number    Name        Borrower      Date         Class    Type     Asset        Asset        Asset Value     Pricing Rate
-------------- ----------- ------------- ------------ -------- -------- ------------ ------------ --------------- --------------


-------------- ----------- ------------- ------------ -------- -------- ------------ ------------ --------------- --------------

(table continued)



--------------  -------------- ------------- ------------- ---------------


                Purchase       Requested     Requested     Requested
                Price          Purchase      Repurchase    Repurchase
Loan Number     Percentage     Price         Date          Date, if any
--------------  -------------- ------------- ------------- ---------------


--------------  -------------- ------------- ------------- ---------------


                                   Exh. C-1

                                                                       EXHIBIT D
                                                                       ---------




                               FORM OF ASSET FILE


       (i) With respect to each Purchased Asset constituting a Commercial Mortgage Loan:

               (A) the original Mortgage Note bearing all intervening endorsements into Seller, and further endorsed by Seller "Pay to the order of _________ without recourse and signed in the name of Seller by an authorized Person, or a lost note affidavit, together with an indemnity in a form reasonably approved by Buyer with a copy of the applicable Mortgage Note attached thereto;

               (B) the original or copy of any loan agreement, guarantee or indemnity executed in connection with the Purchased Asset;

               (C) the original or a certified copy of the Mortgage with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

               (D) the originals or certified copies of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

               (E) the original Assignment of Mortgage in blank for each Purchased Asset, in form and substance suitable for recording and otherwise reasonably acceptable to Buyer and signed in the name of Seller;

               (F) the originals of all intervening assignments of mortgage [into Parent] with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

                                   Exh. D-1

               (G) [if applicable, an Assignment of Mortgage relating to such Purchased Asset assigning the Mortgage for such Purchased Asset from Parent to Seller];

               (H) the original or a copy of the mortgagee title insurance policy or, if the original mortgagee title insurance policy has not been issued, the original or a copy of the irrevocable marked commitment to issue the same;

               (I) the original of any cash management agreement, security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Asset, if any;

               (J) all other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Asset, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Asset, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property;

               (K) the original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

               (L) the originals of all intervening assignments of assignments of leases and rents in blank for each Purchased Asset, in form and substance suitable for recording and otherwise reasonably acceptable to Buyer and signed in the name of Seller, or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located;

               (M) a copy of any UCC-1 financing statements filed in connection with such Purchased Asset, certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for filing in the appropriate governmental recording office of the appropriate jurisdiction and UCC-3

                                   Exh. D-2
                    assignments prepared by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing;

               (N) the original environmental indemnity agreement, if any, executed in connection with the Purchased Assets;

               (O) all original letters of credit and originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Asset;

               (P) the original omnibus assignment in blank, if any, for each Purchased Asset in form and substance reasonably acceptable to Buyer and sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Asset, signed in the name of Seller;

               (Q) UCC-1 financing statements prepared by Seller for the purpose of perfecting Seller's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

               (R) UCC-3 assignments prepared by Seller in favor of Buyer for the purpose of assigning Seller's security interest in such Purchased Asset to Buyer, which such UCC-3 assignments shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

               (S) UCC-1 financing statements prepared by Seller in favor of Buyer for the purpose of perfecting Buyer's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

               (T) in respect of any Purchased Asset which is secured by a Hotel or Motel, any franchise or reservation system agreement and any franchise "comfort letter";

               (U) in respect of any Purchased Asset as to which the Mortgaged Property or underlying real property, as applicable, consists of a leasehold interest, the ground lease, memorandum of ground lease and ground lessor consent and/or estoppel; and

               (V) such other documents, agreements or instruments as shall be reasonably requested by Buyer.


      (ii)     With respect to each Purchased Asset constituting a Mezzanine
               Loan:

                                   Exh. D-3

               (A) the original Mezzanine Note signed in connection with the Purchased Asset, bearing all intervening endorsements into Seller, and further endorsed by Seller "Pay to the order of __________ without recourse or, except as provided in that certain Master Repurchase Agreement, dated as of May 1, 2007 between Anthracite Capital, Inc. and Lehman Commercial Paper Inc., warranty" and signed in the name of Seller by an authorized Person or a lost note affidavit together with an indemnity in a form reasonably approved by Buyer with a copy of the applicable Mezzanine Note attached thereto;

               (B) the original or a copy of any loan agreement and guarantee or indemnity executed in connection with the Purchased Asset;

               (C) the original or a copy of any intercreditor or loan coordination agreement executed in connection with the Purchased Asset;

               (D) the original or a copy security agreement executed in connection with the Purchased Asset, pursuant to which the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of Seller;

               (E) the original or a copy of all other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Asset, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Asset, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property;

               (F) a copy of any UCC-1 financing statements filed in connection with such Purchased Asset, certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof together with an officer's certificate of Seller certifying that such copies represent true and correct copies of the originals and that such originals have each been submitted for filing in the appropriate governmental recording office of the appropriate jurisdiction and UCC-3 assignments prepared by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing;

               (G) the original certificates representing the pledged equity interests (if any);

               (H) original stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided;

                                   Exh. D-4

               (I) the original environmental indemnity agreement, if any, executed in connection with the Purchased Assets;

               (J) all original letters of credit and originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Asset;

               (K) the original omnibus assignment in blank, if any, for such Purchased Asset in form and substance reasonably acceptable to Buyer and sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Asset, signed in the name of Seller;

               (L) UCC-1 financing statements prepared by Seller for the purpose of perfecting Seller's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

               (M) UCC-3 assignments prepared by Seller in favor of Buyer for the purpose of assigning Seller's security interest in such Purchased Asset to Buyer, which such UCC-3 assignments shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

               (N) UCC-1 financing statements prepared by Seller in favor of Buyer for the purpose of perfecting Buyer's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing; and

               (O) such other documents, agreements or instruments as shall be reasonably requested by Buyer.

     (iii)     With respect to each Purchased Asset constituting a Junior
               Interest:

               (A) the original certificates representing the Purchased Assets, if any, together with originals of all intervening assignments;

               (B) the original of any participation agreement, intercreditor agreement, paying agency, servicing agreement or similar agreement executed in connection with the Purchased Asset, together with the original of all intervening assignments;

               (C) the original assignment of Purchased Asset sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Asset;

                                   Exh. D-5

               (D) all original letters of credit and originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Asset;

               (E) UCC-1 financing statements prepared by Seller for the purpose of perfecting Seller's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

               (F) UCC-3 assignments prepared by Seller in favor of Buyer for the purpose of assigning Seller's security interest in such Purchased Asset to Buyer, which such UCC-3 assignments shall be reasonably acceptable to Buyer and in form and substance acceptable for filing;

               (G) UCC-1 financing statements prepared by Seller in favor of Buyer for the purpose of perfecting Buyer's security interest in such Purchased Asset, which such UCC-1 financing statements shall be reasonably acceptable to Buyer and in form and substance acceptable for filing; and

               (H) such other documents, agreements or instruments as shall be reasonably requested by Buyer.


         (o) From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Asset approved in accordance with the terms of this Repurchase Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyer shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Buyer a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to the Custodian promptly when they are received. The Asset Files shall be maintained in accordance with the Custodial Agreement. Any Asset Files not required to be delivered to Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Asset File. The temporary possession of any documents required to be included in the Asset File by Seller under any provision hereof is at the will of Buyer for the sole purpose of servicing the related Purchased Asset, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller and Servicer shall be marked appropriately to reflect clearly the sale of the related Purchased Asset to Buyer.



                                    Exh. D-6

                                                                       EXHIBIT E
                                                                       ---------


                             Underwriting Guidelines










                                    Exh. E-1

                                                                       EXHIBIT F
                                                                       ---------



                         Seller's Officer's Certificate




         I, ___________________, do hereby certify that I am duly elected, qualified and authorized officer of [SELLER] ("Seller"). This Certificate is delivered to you in connection with Section 12(d) of the Master Repurchase Agreement dated as of _________ ___, 200_, among Anthracite Capital, Inc. and Lehman Commercial Paper, Inc. (the "Agreement"). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:


               (i) Maintenance of Tangible Net Worth. The Seller has maintained a Tangible Net Worth at the end of each fiscal quarter of not less than the sum of (i) $400,000,000 plus (ii) an amount equal to 75% of any Equity Proceeds.

               (ii) Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. The Seller has maintained the ratio of Indebtedness (excluding non-recourse Indebtedness) to Tangible Net Worth at the end of each fiscal quarter no greater than 3:1.

               (iii) Debt Service Coverage Ratio. The Seller has maintained a Debt Service Coverage Ratio of no less than 1.20:1.

               (iv) Maintenance of Liquidity. The Seller has ensured that, as of the end of each fiscal quarter, the sum of (a) Cash, (b) unencumbered and unpledged marketable securities and (c) Unfunded Margin Amount shall not be not less than $10,000,000.

               (v) No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action the Seller has taken or proposes to take with respect thereto.]

               (vi) Attached hereto as Schedule 1 is a true and correct list of all Mortgage Loans purchased by Buyer and held by the Custodian pending repurchase.

                                   Exh. F-1

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.




                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________





                                   Exh. F-2

                                                                       EXHIBIT G
                                                                       ---------




                             FORM OF SERVICER NOTICE

                                     [Date]


[________________], as Servicer
[ADDRESS]
Attention:  ___________


          Re: Master Repurchase Agreement, dated as of [______ __], 200[__] (the "Repurchase Agreement"), between Anthracite Capital, Inc. (the "Seller") and Lehman Commercial Paper Inc. (the "Buyer").


Ladies and Gentlemen:

[___________________] (the "Servicer") is servicing certain assets for Seller pursuant to that certain Servicing Agreement between the Servicer and Seller. Pursuant to the Repurchase Agreement between Buyer and Seller, the Servicer is hereby notified that Seller has pledged to Buyer certain assets which are serviced by Servicer which are subject to a security interest in favor of Buyer.

Seller hereby instructs Servicer to remit the Income (as defined in the Repurchase Agreement) from the assets which are then subject to a Transaction under the Repurchase Agreement (the "Purchased Assets") into that certain account, Account No: [ ] in the name of the Seller for the benefit of Buyer as its interests may appear, with Wells Fargo Bank, National Association, ABA #[ ], subject to the security interest of the Buyer pursuant to the Repurchase Agreement.

Upon receipt of a Notice of Event of Default from Buyer, the Servicer shall segregate all amounts collected on account of such Purchased Assets, hold them in trust for the sole and exclusive benefit of Buyer, and remit such collections in accordance with Buyer's written instructions. Following such Notice of Event of Default, Servicer shall follow the instructions of Buyer with respect to the Purchased Assets, and shall deliver to Buyer any information with respect to the Purchased Assets reasonably requested by Buyer.

Notwithstanding any contrary information which may be delivered to the Servicer by Seller, the Servicer may conclusively rely on any information or Notice of Event of Default delivered by Buyer, and Seller shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.

This instruction letter is irrevocable absent the prior written consent of Buyer and may not be amended, modified or rescinded without the prior written consent of Buyer.

Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to Buyer promptly upon receipt. Any notices to Buyer should be delivered to the following addresses:
Lehman Commercial Paper, Inc., 399 Park Avenue, New York, New York 10022,
Attention: Brian Gross, Telecopier No.: 646.758.5331, Telephone No.:
212.526.4625.


                                      Very truly yours,


                                      Anthracite Capital Inc.




                                      By:_______________________________________
                                           Name:
                                           Title:




ACKNOWLEDGED:
------------


Midland Loan Services, Inc.,
         as Servicer



By:  ________________________________________________
     Title:
     Telephone:
     Facsimile:





                                       G-2


                                                                       EXHIBIT H
                                                                       ---------


                          FORM OF SECTION 7 CERTIFICATE




          Reference is hereby made to the Repurchase Agreement dated as of [ ], 200[ ] (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), between Anthracite Capital, Inc. (the "Seller") and Lehman Commercial Paper, Inc. (the "Buyer"). Pursuant to the provisions of
Section 7 of the Agreement, the undersigned hereby certifies that:




          1. It is a ___ natural individual person, ____ treated as a corporation for U.S. federal income tax purposes, ____ disregarded for federal income tax purposes (in which case a copy of this Section 7 Certificate is attached in respect of its sole beneficial owner), or ____ treated as a partnership for U.S. federal income tax purposes (one must be checked).

          2. It is the beneficial owner of amounts received pursuant to the Agreement.

          3. It is not a bank, as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), or the Agreement is not, with respect to the undersigned, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of such section.

          4. It is not A-10-percent shareholder of the Seller within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code.

          5. It is not a controlled foreign corporation that is related to the Seller within the meaning of section 881(c)(3)(C) of the Code.

          6. Amounts paid to it under the Facility Documents are not effectively connected with its conduct of a trade or business in the United States.


                                           [NAME OF UNDERSIGNED]




                                           By:__________________________________




                                           Title:_______________________________




                  Date: _______________, ______

                                                                       EXHIBIT I
                                                                       ---------


                                    RESERVED

                                                                       EXHIBIT J
                                                                       ---------


                                    Reserved

1._______
                                       K-2


                                                                       EXHIBIT K
                                                                       ---------




                          FORM OF PURCHASE CONFIRMATION
                               LEHMAN BROTHERS


 May 1, 2007



                             Settlement Statement



Blackrock, Inc.
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055


Attn: Richard Shea / Paul Horowitz
212-754-5579 / 212-810-5212 (phone)

--------------------------------------------------------------------------------

Advance Summary:
---------------
   Asset Name:
   Face Value
   Current Mark
   Market Value
   Advance Rate
   Maximum Advance Amount

--------------------------------------------------------------------------------

Net Funding Summary:
-------------------
   Requested Funding Amount


   less:
   less:
   Netted Expenses (USD)


   Spot Exchange Rate: USD ==> EURO
   Netted Expenses (EURO)



   Amount to be Wired from Lehman to Credit Suisse

--------------------------------------------------------------------------------

Financing Summary:
----------------

   Base Rate Period:
   Base Rate Percentage:                [  ]%



   Base Rate Start / End Date:          [  ]         [  ]



   Financing Cost Due:                  [  ]



   Financing Cost Due Date:             [  ]

--------------------------------------------------------------------------------

Wire Instructions for Lehman Brothers







Contact at Lehman Brothers

                                                                       EXHIBIT L
                                                                       ---------




                           FORM OF TRANSACTION REQUEST




                                                                     May 1, 2007




Lehman Commercial Paper, Inc.
399 Park Avenue
New York, New York 10022
Attention: Brian Gross
Telecopier No.: 212.526.4625
Telephone No.: 646.758.5331


Re:     Master Repurchase Agreement dated as of May 1, 2007, as amended, (the
       "Agreement") by and among Lehman Commercial Paper Inc. (the "Buyer") and Anthracite Capital, Inc. (the "Seller").


Ladies and Gentlemen:

         Pursuant to Section 3 of the Agreement, the Seller hereby requests that the Buyer enter into a Transaction with the Buyer to purchase the Eligible Asset listed on the Purchased Asset Schedule attached hereto as Annex 1 and as classified below in accordance with the Agreement:



                           Eligible Asset Information




Asset Number/Identifier                     ________________________

Property Name                               ________________________

Name of Borrower                            ________________________

Asset Class:                                _____

Original Unpaid Principal Balance:          $___________________

Current Unpaid Principal Balance:           $___________________

Asset Value:                                $___________________

Purchase Price:                             $___________________

Pricing Rate:                               ___________________


         In connection with this Transaction Request, the undersigned hereby certifies that: (i) each of the conditions precedent set forth in the Agreement has been satisfied as of the date hereof, or will be satisfied at least one Business Day prior to the proposed Purchase Date.

         With respect to the representations and warranties of the Seller made pursuant to Section 11 of the Agreement and Schedule 1 thereto, the Seller hereby informs the Buyer of the exceptions to such representations and warranties, if any, set forth on Annex 3 hereto.

         All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Agreement. The Agreement is incorporated by reference into this Transaction Request, and is made a part hereof as if it were fully set forth herein and as evidenced hereby until all amounts due in connection with this Transaction are paid in full.



                                           Anthracite Capital Inc.




                                           By:__________________________________
                                               Name:
                                               Title:

                           PURCHASED ASSET SCHEDULE(1)






-------------- ----------- ------------- ------------ -------- -------- ------------ ------------ --------------- --------------

                                                                        Original     Current
                                                                        Principal    Principal
                                         Proposed                       Amount of    Amount of
               Property    Name of       Purchase     Asset    Asset    Eligible     Eligible     Anticipated
Loan Number    Name        Borrower      Date         Class    Type     Asset        Asset        Asset Value     Pricing Rate
-------------- ----------- ------------- ------------ -------- -------- ------------ ------------ --------------- --------------


-------------- ----------- ------------- ------------ -------- -------- ------------ ------------ --------------- --------------

(table continued)



--------------  -------------- ------------- ------------- ---------------


                Purchase       Requested     Requested     Requested
                Price          Purchase      Repurchase    Repurchase
Loan Number     Percentage     Price         Date          Date, if any
--------------  -------------- ------------- ------------- ---------------


--------------  -------------- ------------- ------------- ---------------

                                                                       EXHIBIT M
                                                                       ---------



                            FORM OF SERVICING REPORT

















1. Loan Number
2. Position
3. Borrower Name
4. UPB
5. Late Charge Balance
6. Next Payment Date
7. Current DSCR March 31, 200[ ]
8. Identified Problems with Servicer's Inspections
9. Tenant Occupying > 25% has vacated
10. Borrower, or affiliate, subject to Bankruptcy
11. If Yes to Bankruptcy, provide details
12. Maturity Date
13. Asset subject to Litigation
14. Interest Reserves Balance
15. Subject to Significant Covenant Violation
16. Material Defaults
17. Material Damage to Property
18. Borrower is 30 days or more Delinquent on Payment
19. Minimum Escrow Pmts/Balances have not been remitted or maintained
20. Criteria Requiring creation of springing Lockbox has occurred
21. Comments



                                     M-1